A.G. Edwards
                                     Investments Since 1887




                                           Total Asset


                              The One Account for Today's Investor




                                  Centennial Money Market Trust
                                   Centennial Tax Exempt Trust
                                   Centennial Government Trust

                                         1996 Prospectus

                                   Managed and Distributed by

                                        Centennial Asset
                                     Management Corporation

Total Asset Account

Summary Description

      The Total Asset Account Program (TAA) of A.G. Edwards & Sons, Inc.
(AGE) offers integrated financial services by linking together three components:

      (1) the Securities Account, which is a conventional AGE securities margin account;

      (2) the Investment Fund, which consists of your choice of no-load money market funds (the Funds); and

      (3) the VISA Account, which is a VISA check/card account maintained by Bank One, N.A., Columbus, Ohio (Bank One).

      Free cash balances (i.e., any cash that may be withdrawn or transferred out of the Securities Account without creating an interest charge or a need for additional margin) held in the Securities Account of persons establishing a TAA are invested in either Centennial Money Market Trust, a no-load money market fund (the Money Market Trust), Centennial Tax Exempt Trust, a no-load, short-term tax-exempt securities fund (the Tax Exempt Trust), Centennial Government Trust, a no-load, short-term government securities fund (the Government Trust) or in Centennial America Fund, L.P., a no-load government securities money market fund for foreign investors. In addition, residents of California and New York are offered the option of investing in Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust, respectively (the State Tax Exempt Funds).

      AGE charges a fee for the TAA services to partially defray the costs of maintaining and servicing the TAA, including Bank One's processing charges that AGE will pay. AGE will make no commission or other charge in connection with the purchase or redemption of Fund shares. The Funds pay investment advisory fees and incur certain administrative and operational expenses, as do other mutual funds. The client will pay AGE's normal brokerage fees for securities transactions in the Securities Account and will pay interest on margin loans made in the Account. In addition, Bank One may impose certain charges in the VISA Account.

      An AGE client may subscribe to the TAA financial service by depositing a minimum of $10,000 in any combination of cash and/or securities in the Securities Account. AGE may alter or waive conditions on which a TAA may be established, either with respect to services generally or to special groups or limited categories of individuals. AGE may change the annual service fee at any time on 10 days' notice to participants. Both AGE and Bank One have the right to reject any application to open a TAA and to terminate a TAA for any reason. The following pages describe the principal attributes of each TAA component.

      This description of the TAA is a brochure and is not a prospectus, and must be accompanied by the current prospectus of Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial America Fund, L.P., or the State Tax Exempt Funds. The prospectus describes in detail the Fund's objective, investment policies, risks, fees and other matters of interest. Please read the attached prospectus carefully before you invest or send money.


Securities Account
      The Securities Account, the primary component of the TAA, is a conventional margin account maintained by AGE, which the client may use to purchase and sell securities and options on margin or on a fully paid basis. All dividends and interest accruing and paid on these securities will be held pending use in accordance with the agreements between AGE and the client. The interest rates charged for margin loans range from 3/4% to 2 1/2% above the rate charged by New York City banks to brokers to finance clients' margin transactions. The maximum loan value of marginable common stocks is presently 50% of their current value. AGE will maintain the Securities Account in accordance with and subject to all then applicable federal and state laws and rules and regulations promulgated thereunder; the constitution, rules, customs and usages of the applicable exchange, association, market or clearinghouse; and the customs and usages of those transacting business on such exchange, market or clearinghouse. As in the case of a regular margin account, the client pays AGE's normal brokerage fees for securities transactions in the Securities Account. Each client will have the same protection with respect to the Securities Account as any other Securities Account client, including up to $500,000 from the Securities Investor Protection Corporation. In addition, each client has an extra $49.5 million worth of coverage on all securities held by AGE in a TAA, including Fund shares.

The Funds
      AGE will automatically invest free cash balances in the Securities Account in shares of the Money Market Trust, the Tax Exempt Trust, the Government Trust, Centennial America Fund, L.P., or the appropriate State Tax Exempt Fund, depending on which Fund the investor selects as the primary investment. Free cash balances will be invested automatically no less frequently than weekly in shares of the appropriate Fund at its net asset value as described below. Dividends will be declared daily on Fund shares and will be reinvested monthly in additional shares. The investor may change the primary Fund at any time. The client understands that an investment in the Fund is not equivalent to a deposit. Although the Fund strives to maintain a net asset value of $1 per share, the value of a shareholder's investment may fluctuate as with any investment in securities. Certificates of the Fund will not be physically issued. For further information, see "How to Buy Shares" and "Dividends, Distributions and Tax Information" or "Distributions and Taxes" in the accompanying Fund prospectus. The Funds' distributor partially reimburses AGE for costs incurred in distributing Fund shares.

      The TAA permits a client to use free cash balances effectively by having them promptly invested in Fund shares, ensuring full investment of such funds pending other investments in the Securities Account or payments of charges incurred in the VISA check/card account. Because AGE may advance funds on a client's behalf to purchase Fund shares and earn dividends prior to final collection of checks deposited to the client's account, it is understood AGE may withhold access to redemption proceeds of Fund shares purchased with advanced funds until it is satisfied that all checks deposited to the client's account have been collected. The Federal Deposit Insurance Corporation, or any other governmental insurance agency, does not insure the value of Fund shares. However, Fund shares, like shares of any public issuer held in a brokerage account, are subject to the Securities Investor Protection Act, which protects brokerage clients from losses up to $500,000 arising from the insolvency of their brokerage firm. AGE also provides an additional $49.5 million worth of account protection through a special policy with a major independent insurance carrier.

      Fund shares will be redeemed automatically as necessary to satisfy debit balances in the Securities Account or amounts owing in the VISA check/card account and may also be redeemed at the client's request if not required to satisfy such debit balances as described below.

      AGE will make no commission or other charge with respect to the purchase or redemption of Fund shares. The Funds have been created as component parts of the TAA and other investment programs and, in view of the service fee charged TAA participants, investors who seek solely to invest cash in a money market fund or a short-term, tax-exempt or a government securities fund and do not wish to use the automatic investment and other special features of the TAA, should consider other money market, tax-exempt or government securities funds offered directly to the public as a more suitable investment. Centennial Asset Management Corporation, the distributor of the Funds, may add additional investment funds as components of the TAA in the future.

      The Funds constitute only one component of the TAA. Investors should read the prospectuses of the Funds in conjunction with the TAA Agreement, which is available from AGE and must be signed by TAA participants.

Automatic Purchases
      Once AGE and Bank One accept a TAA, free cash balances at the end of each week will be invested automatically on the first business day of the following week in the primary Fund selected by the investor. Free cash balances arising from certain transactions will be invested automatically in Fund shares prior to the previously mentioned automatic investment; the free cash balances from those transactions are as follows: (a) free cash balances in any amount of $1 or more arising from the sale of securities will be invested on the next business day following receipt of the proceeds; and (b) free cash balances arising from a cash deposit or from other nondividend or interest entries of $500 or more on any one day will be invested on the next business day following the deposit or entry unless the deposit is made after the local AGE branch cashiering deadline. Dividends and interest totaling $500 or more on any one day will be invested on the next business day. Shares are credited with the dividend earned on the date of purchase for shares purchased by noon Eastern time that day. At any time, the client may withdraw any uninvested free cash balance from the Securities Account by notifying the investment broker by letter or telephone. For further information, see "How to Buy Shares" and "Dividends, Distributions and Tax Information" in the accompanying Fund prospectus.

Redemption of Shares
      Each Fund must redeem for cash all full and fractional shares of the Fund subject to the conditions described in its prospectus. The redemption price is the net asset value per share next determined after receipt by the transfer agent of proper notice of redemption, in accordance with either the automatic or manual procedures described below. If the transfer agent receives the notice from AGE before the determination of net asset value at noon Eastern time on any day that the New York Stock Exchange and the Fund's custodian bank are open for business, the redemption will be effective on that day. Payment of the redemption proceeds will be made after noon Eastern time on the day the redemption becomes effective. If AGE receives the notice after noon Eastern time, the redemption in the TAA will be effective on the next business day and payment will be made on that day. If an investor redeems all of the Fund shares in the TAA at any time during a month, the Fund will pay all dividends accrued to the date of redemption together with the redemption proceeds. Dividends in TAAs are earned through the day prior to redemption. For further information, see "How to Redeem Shares" in the accompanying Fund prospectus.

Automatic Redemptions
      Whenever a debit balance arises in the Securities Account created by activity therein or created by VISA card purchases, cash advances, or checks written against the VISA Account, AGE will automatically effect redemptions. Daily debit balances will be satisfied first by any free cash balances and second by the redemption of Fund shares. Margin loans will be used to satisfy debits remaining in either the Securities Account or the VISA Account after the use of the free cash balances and the redemption of all Fund shares, and the investor may not purchase shares until all debits and margin loans are satisfied. If Fund shares are redeemed to satisfy these debits, the investor earns dividends up to the day AGE makes payment for the TAA.

Manual Redemption
      Shareholders may redeem Fund shares directly by submitting a written request for redemption to AGE, which will submit requests to the Funds' transfer agent. AGE will ordinarily mail cash proceeds from the manual redemption of Fund shares to the shareholder. Redemption requests should not be sent to the Funds or their transfer agent. The redemption request requires the signatures of all persons in whose name the Securities Account is established, signed exactly as their names appear on their statements. In certain instances, additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority, may be required before redemption may be made.

VISA Account
      Bank One, with which AGE has entered into an agreement for this purpose, may issue a VISA card and checks to each person who is a TAA client other than under certain accounts described below under "Group Plans and Special Accounts." The TAA client may use the VISA card to purchase merchandise or services at participating establishments or to obtain cash advances (which a bank may limit to $5,000 per account per day) from any participating bank or its branch. Any of 362,000 worldwide bank branches in the VISA system, as well as all establishments accepting the VISA card, will honor the VISA card. Presently, more than 10 million stores, restaurants and service outlets worldwide honor the VISA card.
You may also obtain cash advances using your VISA card and personal identification number (PIN) from automated teller machines (ATMs) displaying the VISA or PLUS logos. A $1 charge is assessed for each ATM transaction or cash advance. The TAA client may draw checks on the VISA Account for any purpose. Bank One will impose its normal charges for stop payment orders and checks that are returned because they have exceeded the authorization limit described below or for special, investigative or research services. If a client wishes to stop payment on a TAA check, verbal requests must be confirmed in writing to AGE and the bank within 14 days, and the request will not bind AGE or the bank for a period of four business days after the initial request. Neither AGE nor the bank will incur any liability for honoring a check within four business days of the client request. The client understands a stop payment fee may be charged for this special request

      Neither the VISA card nor the Bank One checks may be used to purchase securities in the Securities Account or Fund shares. The maximum amount available (authorization limit) for VISA purchases, cash advances and Bank One checking for a client's TAA is the total of (a) any uninvested free cash balances in the Securities Account, (b) the net asset value of the Fund shares held for the client's TAA, and (c) the available margin loan value of securities in the Securities Account. Since the authorization limit depends on the status of cleared checks deposited to the Securities Account, securities prices, as well as changes in the debit balance in the Securities Account and the VISA Account, the authorization limit will fluctuate from day to day. The authorization limit is instantaneously reduced at the time Bank One is notified of the use of the VISA card, not at the time the applicable sales draft or cash advance draft is paid.
Fund shares are not redeemed, however, until the item is presented to Bank One for payment and the request is submitted to AGE for redemption.

      Unlike standard credit card procedures under which bills are rendered monthly and free credit may be extended for a period of up to 25 days thereafter, Bank One will notify AGE daily of any charges presented against the VISA Account, whether by use of the VISA card or checks. AGE will pay Bank One on behalf of its clients from the TAA on the day AGE receives notice of the debit. AGE will pay for charges in the following order of priority: first, from free cash balances, if any, held in the Securities Account pending investment; second, from the proceeds of redemption of Fund shares; and third (if those sources prove insufficient), from margin loans made to the client by AGE within the available margin loan value of the securities in the Securities Account. AGE will charge interest on any such margin loans. This system provides for an efficient use of funds since the client will not incur the cost of a margin loan until all free cash balances and funds invested in Fund shares are fully used. If charges in an investor's VISA Account are satisfied by redemption of Fund shares, ownership of the shares will transfer to AGE as of the date it pays Bank One on behalf of the investor, and AGE will retain dividends accruing on the shares between the date of the payment and the date of redemption. Clients have no unsecured borrowing privileges in the VISA Account. A client participating in the TAA program must agree not to exceed the authorization limit. Any overdraft will be immediately payable by the client to Bank One, which will impose a charge at an annual rate not to exceed 25% for the time the overdraft is outstanding.

      At its sole discretion, AGE may return a check unpaid if there are insufficient funds in the account to cover payment. The account will be subject to additional charges for each returned check. The account may also be subject to any additional fees charged by a processing bank for excessive deposits.

      Clients who subscribe to a TAA will receive a transaction statement from AGE that will detail all TAA transactions during the preceding month. The statement will describe securities and options bought and sold in the Securities Account, whether on margin or on a fully paid basis, any other type of transaction effected in the Securities Account, margin interest charges, if any, Fund shares that were purchased or redeemed, and dividends on Fund shares. The statement will also show purchases of merchandise or services with the VISA card, checks drawn against the VISA Account and cash advances. The Fund will not send confirmations for automatic purchases and redemption of fund shares.

      A client may subscribe to the TAA with the minimum amount of $10,000 in any combination of gross market value of securities held at AGE, marginable or nonmarginable, and/or cash. To subscribe, clients must execute a TAA Agreement with AGE, which includes a Checking Account/VISA Account Application. AGE, in its discretion, may waive such conditions in special instances, certain of which are described below under "Group Plans and Special Accounts." Both AGE and Bank One may terminate any client's TAA for any reason at any time. AGE may terminate a client's TAA if, at the expiration date of the client's VISA card, the Securities Account does not have a value of at least $5,000, including any Fund shares. New York Stock Exchange rules require that margin accounts maintain a minimum of $2,000 of equity. Clients may be prohibited from maintaining both a TAA and a non-TAA account with AGE.

      Clients subscribing to the TAA may be liable for the unauthorized use of their VISA card, but liability shall not exceed $50 if AGE or Bank One is notified within 60 days of the transmittal of the periodic statement reflecting any unauthorized usage. If notification is not made to AGE or Bank One within 60 days of the statement mailing, the client will not be reimbursed for any loss incurred after that 60 day period if AGE can prove that loss could have been prevented, had notification been timely. The owner of the VISA card will not be liable for any unauthorized use that occurs after Bank One has been notified verbally or in writing of loss, theft or possible unauthorized use of the card. If Fund shares are redeemed due to the unauthorized use of the VISA card, the shares will be reinstated as if never sold and AGE will indemnify the Fund against any losses caused. If a VISA card is lost or stolen, the TAA client should report the loss immediately by calling the TAA Service Center at (800) 677-8380 during normal business hours or by placing a collect call to Bank One at (614) 248-4242 after business hours.

Group Plans and Special Accounts
      AGE may modify the conditions of the TAA for certain group plans and limited categories of individuals, typically by providing for a cash securities account instead of a margin account or by providing for limited use of the VISA Account. In the case of group or special accounts, the regular minimum may be waived. Such participants may be charged a higher service fee than that charged to other participants in the program.

General
      Investors should be aware that the checking feature of the TAA is intended to provide clients with easy access to the assets in their accounts and that the TAA is not a bank account.

      From time to time, certain state administrative agencies have raised questions whether the operation of a TAA-type program constitutes banking under the laws of their state. In addition, legislation has been proposed in certain states, which, if enacted, could require a modification of the TAA in those states. Neither AGE nor any of the Funds is a bank and they believe that the operation of the TAA does not constitute banking under the laws of any state. Final adverse rulings in any state that the TAA constitutes unauthorized banking therein or the adoption of legislation by any state affecting the TAA could force the Funds to liquidate shares for residents in such state or to cease offering their shares in such state as part of the TAA.

      Total Asset Account is proprietary to A.G. Edwards & Sons, Inc.

      Investors should carefully read the accompanying Fund prospectus.

Centennial
      Money Market Trust
      Tax Exempt Trust
      Government Trust


Prospectuses

      The enclosed prospectuses describe three fully-managed money market mutual funds (collectively referred to as the "Trusts"). Shares of the Trusts are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which Centennial Asset Management Corporation (the Manager and the Distributor of the Trusts) has entered into an agreement for this purpose. Shares of the Trusts may also be purchased directly, through securities dealers having sales agreements with the Distributor.

      Investors should be aware that the Programs are not bank accounts. Although the Trusts intend to maintain a constant net asset value per share of $1.00, as with any investment in securities, the value of a shareholder's investment in the Trusts may fluctuate.

      This document consists of the Prospectuses of Centennial Money Market Trust, Centennial Tax Exempt Trust and Centennial Government Trust, all dated November 1, 1995, which are component parts of the Programs, and an
Appendix which is a part of each Prospectus.   A Table of Contents to the
Prospectuses is on the following page. Each brokerage firm which has established a Program will furnish separately a summary description of its Program which must accompany these Prospectuses.

Table of Contents

Centennial Money Market Trust                                     Page
Trust Expenses
Financial Highlights
Yield Information
The Trust and Its investment Policies
Investment Restrictions

Centennial Tax Exempt Trust
Trust Expenses
Per Share Data and Ratios
Yield Information
The Trust and its Investment Policies
Investment Restrictions

Centennial Government Trust
Trust Expenses
Per Share Data and Ratios
Yield Information
The Trust and its Investment Policies
Investment Restrictions

Appendix to Prospectuses of Centennial Money Market Trust,
 Centennial Tax Exempt Trust and Centennial Government Trust
Management of the Trusts
How to Buy Shares
      Purchases Through Automatic Purchase and Redemption Programs
      Direct Purchases
      Guaranteed Payment
      Automatic Investment Plans
      General
      Service Plan
How to Redeem Shares
      Program Participants
      Shares of the Trusts Owned Directly
             Regular Redemption Procedure
             Expedited Redemption Procedure
             Check Writing
             Telephone Redemptions
      Retirement Plans Holding Shares of Government Trust and Money Market
Trust
      Automatic Withdrawal Plans
      General Information on Redemptions
Exchanges of Shares and Retirement Plans
Dividends, Distributions and Taxes
Additional Information

                                          A.G. Edwards
                                     Investments Since 1887




                                           -----------
                                              Cash
                                           Convenience
                                             Account
                                           -----------





                                  Centennial Money Market Trust
                                   Centennial Tax Exempt Trust
                                   Centennial Government Trust

                                         1996 Prospectus

                                   Managed and Distributed by

                                        Centennial Asset
                                     Management Corporation

Cash Convenience Account

      The Cash Convenience Account Program (CCA) of A.G. Edwards & Sons, Inc. (AGE) offers a conventional AGE securities account (the Securities Account) linked to a no-load money market mutual fund (the Fund), and if desired, check writing redemption procedures (Check Writing). (A client must request Check Writing on a separate Check Writing Privilege Authorization and Specimen Signature Form.)

      An AGE client may subscribe to a CCA program by depositing a minimum of $2,500 of free cash balance (that is, any cash that may be withdrawn from the Securities Account without resulting in interest charges) in the Securities Account. This free cash balance must be available with no unsettled transactions reducing the available cash balance to less than $2,500 at the time the CCA begins operation. After the client has met this initial requirement, AGE will automatically invest subsequent free cash balances of $250 or more resulting from securities sales, additional cash deposits, and interest or dividends held in the account, or any other free cash balance that may be withdrawn from the Securities Account without resulting in a debit balance in Fund shares at their current net asset value at least once a week (Automatic Purchase Order). AGE will redeem Fund shares, if available, at net asset value to satisfy debit balances in the Securities Account (Automatic Redemption Order).

      AGE will make no commission or other transaction charge in connection with the purchase or redemption of Fund shares. The Fund pays investment advisory fees and incurs certain administrative and operational expenses, as do other mutual funds. The client will pay AGE's normal brokerage fees for securities transactions in the Securities Account.

      AGE may alter or waive conditions on which a CCA may be established, either with respect to services generally or to certain individuals or groups. AGE has the right to reject any request or application to open a CCA and to terminate a CCA for any reason. The following pages describe the principal attributes of each CCA component.

      This description of the CCA program is a brochure and is not a prospectus, and must be accompanied by the current prospectus of the selected Fund. The prospectus describes in detail the Fund's objective, investment policies, risks, fees and other matters of interest. Please read the attached prospectus carefully before you invest or send money.

Securities Account
      The Securities Account is a conventional account maintained by AGE, which the client may use to purchase and sell securities. AGE will maintain the Securities Account pursuant to the rules and regulations of the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System, the New York Stock Exchange and the National Association of Securities Dealers, Inc., as well as the policies of AGE. The client pays AGE's normal brokerage fees for securities transactions in the Securities Account. If securities transactions are to occur on margin, the client must sign an AGE Client's Agreement. Certain additional account documents may be required to open a Securities Account depending on the type of entity and/or type of transactions to occur.
Each month in which there is activity in the Securities Account, other than money market fund dividends, AGE will send a statement detailing cash, securities and Fund transactions in the Securities Account during the preceding period. If no activity other than money market fund dividends occurs, AGE will send a statement at least quarterly. Neither AGE nor the Fund must send confirmations on each transaction in which Fund shares are purchased or redeemed for the CCA. The statement will describe the transactions in the Fund during the preceding period. You should carefully review the statement and bring any discrepancies immediately to the attention of AGE.

      Each client will have the same protection with respect to the Securities Account as any other Securities Account client, including up to $500,000 from the Securities Investor Protection Corporation. In addition, each client has an extra $49.5 million worth of coverage on all securities held by AGE in a CCA, including Fund shares.

The Fund
      Upon meeting the requirement of $2,500 in free cash balance with no unsettled transactions in the Securities Account, AGE will automatically invest the initial free cash balance and subsequent free cash balances of $250 or more on the first business day of the following week in shares of Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial America Fund, L.P. or Daily Cash
Accumulation Fund, Inc. depending on which Fund the investor selects as the primary investment. In addition, residents of California and New York are offered the option of investing in a state tax-exempt fund for their particular state. AGE may offer additional funds through CCA in the future. An investor may change the primary Fund by notifying his or her AGE investment broker.

      Each Fund declares dividends daily, which post monthly to the Securities Account in the form of additional shares. For further information, see "How to Buy Shares" and "Dividends, Distributions and Tax Information" or "Distributions and Taxes" in the accompanying Fund prospectus.

      The Fund's distributor partially reimburses AGE for costs incurred in distributing Fund shares.

Automatic Purchase Orders
      After the initial investment of $2,500 or more, AGE will automatically invest at least once a week free cash balances of $250 or more resulting from sales, additional cash deposits and interest or dividends in the Securities Account in Fund shares designated as the primary Fund at their current net asset value. The purchase price for shares will be the net asset value per share determined after the Fund's receipt of an Automatic Purchase Order. At any time, the client may withdraw uninvested free cash balances from the Securities Account by notifying the AGE investment broker. Dividends are earned on the day following investment through the date of request for redemption.

Manual Purchase Orders
      Free cash balances in excess of $10,000 may be invested by manual purchase order request on the day after funds become available for withdrawal. Manual purchase orders entered prior to 2 p.m. Central time (10 a.m. Central time on Friday) will be completed at 3 p.m. Central time on the day of request, provided the Federal Reserve wire system is in operation.

      New cash deposits in excess of $10,000 may be invested by manual purchase order two business days after receipt providing the deposit is received prior to the local AGE branch cashiering deadline. Dividends are earned on the day following investment through the date of request for redemption.

Automatic Redemption Orders
      Fund shares will be redeemed at net asset value to satisfy debit balances in the Securities Account. Redemption for payment of a securities purchase will be effected at net asset value at 3 p.m. Central time on the day preceding settlement date of the purchase. Redemption for other activity resulting in a net debit balance in the Securities Account will be effected at net asset value at 3 p.m. Central time on the day after the entry is posted to the Securities Account. Dividends are earned on the day following investment through the date of request for redemption.

      To override an Automatic Redemption Order, a free cash balance sufficient to cover the amount of the Automatic Redemption Order must be entered to the Securities Account before the AGE cashiering deadline two days preceding settlement date of securities purchases, or on the day of posting other entries generating a debit balance.

      AGE reserves the right to redeem all Fund shares if the net asset value of the shares in a CCA amounts to less than $250.

Manual Redemption
      Fund shares can be redeemed at net asset value on the shareholder's request on any business day. Proceeds from redemption orders entered before 2 p.m. Central time will be available for withdrawal from the Securities Account on the next business day on which the Federal Reserve wire system is in operation.

Check Writing
      A client may write checks in amounts of $250 or more if checks are requested by a signed separate Check Writing Privilege Authorization and Specimen Signature Form. The amount available for checks will be the total net asset value of Fund shares in the CCA. AGE will automatically redeem Fund shares to pay the bank through which checks are paid on behalf of the account.

Termination
      A client may terminate the CCA at any time by notifying AGE in writing. However, the principals of the account will remain responsible for any charges to the CCA arising before or after termination. AGE reserves the right to terminate the CCA at any time with or without notice.

Centennial
      Money Market Trust
      Tax Exempt Trust
      Government Trust


Prospectuses

      The enclosed prospectuses describe three fully-managed money market mutual funds (collectively referred to as the "Trusts"). Shares of the Trusts are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which Centennial Asset Management Corporation (the Manager and the Distributor of the Trusts) has entered into an agreement for this purpose. Shares of the Trusts may also be purchased directly, through securities dealers having sales agreements with the Distributor.

      Investors should be aware that the Programs are not bank accounts. Although the Trusts intend to maintain a constant net asset value per share of $1.00, as with any investment in securities, the value of a shareholder's investment in the Trusts may fluctuate.

      This document consists of the Prospectuses of Centennial Money Market Trust, Centennial Tax Exempt Trust and Centennial Government Trust, all dated November 1, 1995, which are component parts of the Programs, and an
Appendix which is a part of each Prospectus.   A Table of Contents to the
Prospectuses is on the following page. Each brokerage firm which has established a Program will furnish separately a summary description of its Program which must accompany these Prospectuses.

Table of Contents

Centennial Money Market Trust                                    Page
Trust Expenses
Financial Highlights
Yield Information
The Trust and Its investment Policies
Investment Restrictions

Centennial Tax Exempt Trust
Trust Expenses
Per Share Data and Ratios
Yield Information
The Trust and its Investment Policies
Investment Restrictions

Centennial Government Trust
Trust Expenses
Per Share Data and Ratios
Yield Information
The Trust and its Investment Policies
Investment Restrictions

Appendix to Prospectuses of Centennial Money Market Trust,
 Centennial Tax Exempt Trust and Centennial Government Trust
Management of the Trusts
How to Buy Shares
      Purchases Through Automatic Purchase and Redemption Programs
      Direct Purchases
      Guaranteed Payment
      Automatic Investment Plans
      General
      Service Plan
How to Redeem Shares
      Program Participants
      Shares of the Trusts Owned Directly
             Regular Redemption Procedure
             Expedited Redemption Procedure
             Check Writing
             Telephone Redemptions
      Retirement Plans Holding Shares of Government Trust and Money Market
Trust
      Automatic Withdrawal Plans
      General Information on Redemptions
Exchanges of Shares and Retirement Plans
Dividends, Distributions and Taxes
Additional Information

                                          A.G. Edwards
                                     Investments Since 1887





                                           UltraAsset

                           The Preferred Account for Select Investors




                                  Centennial Money Market Trust
                                   Centennial Tax Exempt Trust
                                   Centennial Government Trust

                                         1996 Prospectus

                                   Managed and Distributed by

                                        Centennial Asset
                                     Management Corporation

UltraAsset Account

Summary Description

      The UltraAsset Account Program (UAA) of A.G. Edwards & Sons, Inc.
(AGE) offers integrated financial services by linking together four components:

      (1) the Securities Account, which is a conventional AGE securities margin account;

      (2) the Investment Fund, which consists of your choice of no-load money market funds (the Funds);

      (3) the VISA Gold Account, which is a VISA Gold check/card account maintained by Bank One, N.A., Columbus, Ohio (Bank One); and

      (4) monthly portfolio valuation reports and gain and loss summary (Effective January 1996,these reports will be consolidated into the AGE monthly transaction statement).

      Free cash balances (i.e., any cash that may be withdrawn or transferred out of the Securities Account without creating an interest charge or a need for additional margin) held in the Securities Account of persons establishing a UAA are invested in either Centennial Money Market Trust, a no-load money market fund (the Money Market Trust), Centennial Tax Exempt Trust, a no-load, short-term tax-exempt securities fund (the Tax Exempt Trust), Centennial Government Trust, a no-load, short-term government securities fund (the Government Trust) or in Centennial America Fund, L.P., a no-load government securities money market fund for foreign investors. In addition, residents of California and New York are offered the option of investing in Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust, respectively (the State Tax Exempt Funds).

      AGE charges a fee for the UAA services to partially defray the costs of maintaining and servicing the UAA, including Bank One's processing charges that AGE will pay. AGE will make no commission or other charge in connection with the purchase or redemption of Fund shares. The Funds pay investment advisory fees and incur certain administrative and operational expenses, as do other mutual funds. The client will pay AGE's normal brokerage fees for securities transactions in the Securities Account and will pay interest on margin loans made in the Account. In addition, Bank One may impose certain charges in the VISA Gold Account.

      An AGE client may subscribe to the UAA financial service by depositing a minimum of $20,000 in any combination of cash and/or securities in the Securities Account. AGE may alter or waive conditions on which a UAA may be established, either with respect to services generally or to special groups or limited categories of individuals. AGE may change the annual service fee at any time upon 10 days' notice to participants. Both AGE and Bank One have the right to reject any application to open a UAA and to terminate a UAA for any reason. The following pages describe the principal attributes of each UAA component.

      This description of the UAA is a brochure and is not a prospectus, and must be accompanied by the current prospectus of Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial America Fund, L.P., or the State Tax Exempt Funds. The prospectus describes in detail the Fund's objective, investment policies, risks, fees and other matters of interest. Please read the attached prospectus carefully before you invest or send money.


Securities Account
      The Securities Account, the primary component of the UAA, is a conventional margin account maintained by AGE, which the client may use to purchase and sell securities and options on margin or on a fully paid basis. All dividends and interest accruing and paid on these securities will be held pending use in accordance with the agreements between AGE and the client. The interest rates charged for margin loans range from to 3/4% to 2 1/2% above the rate charged by New York City banks to brokers to finance clients' margin transactions. The maximum loan value of marginable common stocks is presently 50% of their current value. AGE will maintain the Securities Account in accordance with and subject to all then applicable federal and state laws and rules and regulations promulgated thereunder; the constitution, rules, customs and usages of the applicable exchange, association, market or clearinghouse; and the customs and usages of those transacting business on such exchange, market or clearinghouse. As in the case of a regular margin account, the client pays AGE's normal brokerage fees for securities transactions in the Securities Account. Each client will have the same protection with respect to the Securities Account as any other Securities Account client, including up to $500,000 from the Securities Investor Protection Corporation. In addition, each client has an extra $49.5 million worth of coverage on all securities held by AGE in a UAA, including Fund shares.

The Funds
      AGE will automatically invest free cash balances in the Securities Account in shares of the Money Market Trust, the Tax Exempt Trust, the Government Trust, Centennial America Fund, L.P., or the appropriate
State Tax Exempt Fund, depending on which Fund the investor selects as the primary investment. Free cash balances will be automatically invested no less frequently than weekly in shares of the appropriate Fund at their net asset value as described below. Dividends will be declared daily on Fund shares and will be reinvested monthly in additional shares. The investor may change the primary Fund at any time. The client understands that an investment in the Fund is not equivalent to a deposit. Although the Fund strives to maintain a net asset value of $1 per share, the value of a shareholder's investment may fluctuate as with any investment in securities. Certificates of the Fund will not be physically issued. For further information, see "How to Buy Shares" and "Dividends, Distributions and Tax Information" or "Distributions and Taxes" in the accompanying Fund prospectus. The Funds' distributor partially reimburses AGE for costs incurred in distributing Fund shares.

      The UAA permits a client to use free cash balances effectively by having them promptly invested in Fund shares, ensuring full investment of such funds pending other investments in the Securities Account or payments of charges incurred in the VISA Gold check/card account. Because AGE may advance funds on a client's behalf to purchase Fund shares and earn dividends prior to final collection of checks deposited to the client's account, it is understood AGE may withhold access to redemption proceeds of Fund shares purchased with advanced funds until it is satisfied that all checks deposited to the client's account have been collected. The Federal Deposit Insurance Corporation, or any other governmental insurance agency, does not insure the value of Fund shares. However, Fund shares, like shares of any public issuer held in a brokerage account, are subject to the Securities Investor Protection Act, which protects brokerage clients from losses up to $500,000 arising from the insolvency of their brokerage firm. Also AGE provides an additional $49.5 million worth of account protection through a special policy with a major independent insurance carrier.

      Fund shares will be redeemed automatically as necessary to satisfy debit balances in the Securities Account or amounts owing in the VISA Gold check/card account and may also be redeemed at the client's request if not required to satisfy such debit balances as described below.

      AGE will make no commission or other charge with respect to the purchase or redemption of Fund shares. The Funds have been created as component parts of the UAA and other investment programs and, in view of the service fee charged UAA participants, investors who seek solely to invest cash in a money market fund or a short-term, tax-exempt or a government securities fund and do not wish to use the automatic investment and other special features of the UAA, should consider other money market, tax-exempt or government securities funds offered directly to the public as a more suitable investment. Centennial Asset Management Corporation, the distributor of the Funds, may add additional investment funds as components of the UAA in the future.

      The Funds constitute only one component of the UAA. Investors should read the prospectuses of the Funds in conjunction with the UAA Agreement, which is available from AGE and must be signed by UAA participants.

Automatic Purchases
      Once AGE and Bank One accept a UAA, free cash balances at the end of each week will be invested automatically on the first business day of the following week in the primary Fund selected by the investor. Free cash balances arising from certain transactions will be invested automatically in Fund shares prior to the previously mentioned automatic investment; the free cash balances from those transactions are as follows: (a) free cash balances in any amount of $1 or more arising from the sale of securities will be invested on the next business day following receipt of the proceeds; and (b) free cash balances arising from a cash deposit or from other nondividend or interest entries of $500 or more on any one day will be invested on the next business day following the deposit or entry unless the deposit is made after the local AGE branch cashiering deadline. Dividends and interest totaling $500 or more on any one day will be invested on the next business day. Shares are credited with the dividend earned on the date of purchase for shares purchased by noon Eastern time that day. At any time, the client may withdraw any uninvested free cash balance from the Securities Account by notifying the investment broker by letter or telephone. For further information, see "How to Buy Shares" and "Dividends and Distributions" or "Distributions" in the accompanying Fund prospectus.

Redemption of Shares
      Each Fund must redeem for cash all full and fractional shares of the Fund subject to the conditions described in its prospectus. The redemption price is the net asset value per share next determined after receipt by the transfer agent of proper notice of redemption, in accordance with either the automatic or manual procedures described below. If the transfer agent receives the notice from AGE before the determination of net asset value at noon Eastern time on any day that the New York Stock Exchange and the Fund's custodian bank are open for business, the redemption will be effective on such day. Payment of the redemption proceeds will be made after noon Eastern time on the day the redemption becomes effective. If AGE receives the notice after noon Eastern time, the redemption in the UAA will be effective on the next business day and payment will be made on that day. If an investor redeems all of the Fund shares in the UAA at any time during a month, the Fund will pay all dividends accrued to the date of redemption together with the redemption proceeds. Dividends in UAAs are earned through the day prior to redemption. For further information, see "How to Redeem Shares" in the accompanying Fund prospectus.

Automatic Redemptions
      Whenever a debit balance arises in the Securities Account created by activity therein or created by VISA Gold card purchases, cash advances, or checks written against the VISA Gold Account, AGE will automatically effect redemptions. Daily debit balances will be satisfied first by any free cash balances and second by the redemption of Fund shares. Margin loans will be used to satisfy debits remaining in either the Securities Account or the VISA Gold Account after the use of the free cash balances and the redemption of all Fund shares, and the investor may not purchase shares until all debits and margin loans are satisfied. If Fund shares are redeemed to satisfy these debits, the investor earns dividends up to the day AGE makes payment for the UAA.

Manual Redemption
      Shareholders may redeem Fund shares directly by submitting a written request for redemption to AGE, which will submit requests to the Funds' transfer agent. AGE will ordinarily mail cash proceeds from the manual redemption of Fund shares to the shareholder. Redemption requests should not be sent to the Funds or their transfer agent. The redemption request requires the signatures of all persons in whose name the Securities Account is established, signed exactly as their names appear on their statements. In certain instances, additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority, may be required before redemption may be made.

VISA Gold Account
      Bank One, with which AGE has entered into an agreement for this purpose, may issue a VISA Gold card and checks to each person who is a UAA client other than under certain accounts described below under "Group Plans and Special Accounts." The UAA client may use the VISA Gold card to purchase merchandise or services at participating establishments or to obtain cash advances (which a bank may limit to $5,000 per account per day) from any participating bank or its branch. Any of 362,000 worldwide bank branches in the VISA system, as well as all establishments accepting the VISA card, will honor the VISA Gold card. Presently, more than 10 million stores, restaurants and service outlets worldwide honor the VISA card. You may also obtain cash advances using your VISA Gold card and personal identification number (PIN) from automated teller machines (ATMs) displaying the VISA or PLUS logos. A $1 charge is assessed for each ATM transaction or cash advance. The UAA client may draw checks on the VISA Gold Account for any purpose. Bank One will impose its normal charges for stop payment orders and checks that are returned because they have exceeded the authorization limit described below or for special, investigative or research services. If a client wishes to stop payment on a UAA check, verbal requests must be confirmed in writing to AGE and the bank within 14 days, and the request will not bind AGE or the bank for a period of four business days after the initial request. Neither AGE nor the bank will incur any liability for honoring a check within four business days of the client request. The client understands a stop payment fee may be charged for this special request.

      Neither the VISA Gold card nor the Bank One checks may be used to purchase securities in the Securities Account or Fund shares. The maximum amount available (authorization limit) for VISA Gold purchases, cash advances and Bank One checking for a client's UAA is the total of (a) any uninvested free cash balances in the Securities Account, (b) the net asset value of the Fund shares held for the client's UAA, and (c) the available margin loan value of securities in the Securities Account. Since the authorization limit depends on the status of cleared checks deposited to the Securities Account, securities prices, as well as changes in the debit balance in the Securities Account and the VISA Gold Account, the authorization limit will fluctuate from day to day. The authorization limit is instantaneously reduced at the time Bank One is notified of the use of the VISA Gold card, not at the time the applicable sales draft or cash advance draft is paid. Fund shares are not redeemed, however, until the item is presented to Bank One for payment and the request is submitted to AGE for redemption.

      Unlike standard credit card procedures under which bills are rendered monthly and free credit may be extended for a period of up to 25 days thereafter, Bank One will notify AGE daily of any charges presented against the VISA Gold Account, whether by use of the VISA Gold card or checks. AGE will pay Bank One on behalf of its clients from the UAA on the day AGE receives notice of the debit. AGE will pay for charges in the following order of priority: first, from free cash balances, if any, held in the Securities Account pending investment; second, from the proceeds of redemption of Fund shares; and third (if those sources prove insufficient), from margin loans made to the client by AGE within the available margin loan value of the securities in the Securities Account. AGE will charge interest on any such margin loans. This system provides for an efficient use of funds since the client will not incur the cost of a margin loan until all free cash balances and funds invested in Fund shares are fully used. If charges in an investor's VISA Gold Account are satisfied by redemption of Fund shares, ownership of the shares will transfer to AGE as of the date it pays Bank One on behalf of the investor, and AGE will retain the dividends accruing on the shares between the date of the payment and the date of redemption. Clients have no unsecured borrowing privileges in the VISA Gold Account. A client participating in the UAA program must agree not to exceed the authorization limit. Any overdraft will be immediately payable by the client to Bank One, which will impose a charge at an annual rate not to exceed 25% for the time the overdraft is outstanding.

      At its sole discretion, AGE may return a check unpaid if there are insufficient funds in the account to cover payment. The account will be subject to additional charges for each returned check. The account may also be subject to any additional fees charged by a processing bank for excessive deposits.

      Clients who subscribe to a UAA will receive a transaction statement from AGE that will detail all UAA transactions during the preceding month. The statement will describe securities and options bought and sold in the Securities Account, whether on margin or on a fully paid basis, any other type of transaction effected in the Securities Account, margin interest charges, if any, Fund shares that were purchased or redeemed, and dividends on Fund shares. The statement will also show purchases of merchandise or services with the VISA Gold card, checks drawn against the VISA Gold Account and cash advances. The Fund will not send confirmations for automatic purchases and redemption of fund shares.

      A client may subscribe to the UAA with the minimum amount of $20,000 in any combination of gross market value of securities held at AGE, marginable or nonmarginable, and/or cash. To subscribe, clients must execute a UAA Agreement with AGE, which includes a Checking Account/VISA Account Application. AGE, in its discretion, may waive such conditions in special instances, certain of which are described below under "Group Plans and Special Accounts." Both AGE and Bank One may terminate any client's UAA for any reason at any time. AGE may terminate a client's UAA if, at the expiration date of the client's VISA Gold card, the Securities Account does not have a value of at least $5,000, including any Fund shares. New York Stock Exchange rules require that margin accounts maintain a minimum of $2,000 of equity. Clients may be prohibited from maintaining both a UAA and a non-UAA account with AGE.

      Clients subscribing to the UAA may be liable for the unauthorized use of their VISA Gold card, but liability shall not exceed $50 if AGE or Bank One is notified within 60 days of the transmittal of the periodic statement reflecting any unauthorized usage. If notification is not made to AGE or Bank One within 60 days of the statement mailing, the client will not be reimbursed for any loss incurred after that 60 day period if AGE can prove that the loss could have been prevented, had notification been timely. The owner of the VISA Gold card will not be liable for any unauthorized use that occurs after Bank One has been notified verbally or in writing of loss, theft or possible unauthorized use of the card. If Fund shares are redeemed due to the unauthorized use of the VISA Gold card, the shares will be reinstated as if never sold and AGE will indemnify the Fund against any losses caused. If a VISA Gold card is lost or stolen, the UAA client should report the loss immediately by calling the UAA Service Center at (800) 825-1822 during normal business hours or by placing a collect call to Bank One at (614) 248-4242 after business hours.

Portfolio Management Reports
      Clients subscribing to a UAA will receive several portfolio management reports. These include monthly portfolio valuation reports that give an overall picture of assets in the UAA, and a monthly gain and loss summary that reports all securities sold during the year and indicates whether the client incurred a gain or loss on the transaction. AGE prepares these reports for the client's convenience and does not intend for them to replace official documentation, such as trade confirmations, account statements and Form(s) 1099, which the client should retain for tax purposes. Clients should consult their tax advisors for income tax record keeping requirements (Effective January 1996, the Portfolio Valuation Reports will be consolidated into the AGE monthly transaction statement.

Group Plans and Special Accounts
      AGE may modify the conditions of the UAA for certain group plans and limited categories of individuals, typically by providing for a cash securities account instead of a margin account or by providing for limited use of the VISA Gold Account. In the case of group or special accounts, the regular minimum may be waived. Such participants may be charged a higher service fee than that charged to other participants in the program.

General
      Investors should be aware that the checking feature of the UAA is intended to provide clients with easy access to the assets in their accounts and that the UAA is not a bank account.

      From time to time, certain state administrative agencies have raised questions whether the operation of a UAA-type program constitutes banking under the laws of their state. In addition, legislation has been proposed in certain states, which, if enacted, could require a modification of the UAA in those states. Neither AGE nor any of the Funds is a bank and they believe that the operation of the UAA does not constitute banking under the laws of any state. Final adverse rulings in any state that the UAA constitutes unauthorized banking therein or the adoption of legislation by any state affecting the UAA could force the Funds to liquidate shares for residents in such state or to cease offering their shares in such state as part of the UAA.

      UltraAsset Account is proprietary to A.G. Edwards & Sons, Inc.

      Investors should carefully read the accompanying Fund prospectus.

Centennial
      Money Market Trust
      Tax Exempt Trust
      Government Trust


Prospectuses

      The enclosed prospectuses describe three fully-managed money market mutual funds (collectively referred to as the "Trusts"). Shares of the Trusts are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which Centennial Asset Management Corporation (the Manager and the Distributor of the Trusts) has entered into an agreement for this purpose. Shares of the Trusts may also be purchased directly, through securities dealers having sales agreements with the Distributor.

      Investors should be aware that the Programs are not bank accounts. Although the Trusts intend to maintain a constant net asset value per share of $1.00, as with any investment in securities, the value of a shareholder's investment in the Trusts may fluctuate.

      This document consists of the Prospectuses of Centennial Money Market Trust, Centennial Tax Exempt Trust and Centennial Government Trust, all dated November 1, 1995, which are component parts of the Programs, and an
Appendix which is a part of each Prospectus.   A Table of Contents to the
Prospectuses is on the following page. Each brokerage firm which has established a Program will furnish separately a summary description of its Program which must accompany these Prospectuses.

Table of Contents

Centennial Money Market Trust                                     Page
Trust Expenses
Financial Highlights
Yield Information
The Trust and Its investment Policies
Investment Restrictions

Centennial Tax Exempt Trust
Trust Expenses
Per Share Data and Ratios
Yield Information
The Trust and its Investment Policies
Investment Restrictions

Centennial Government Trust
Trust Expenses
Per Share Data and Ratios
Yield Information
The Trust and its Investment Policies
Investment Restrictions

Appendix to Prospectuses of Centennial Money Market Trust,
 Centennial Tax Exempt Trust and Centennial Government Trust
Management of the Trusts
How to Buy Shares
      Purchases Through Automatic Purchase and Redemption Programs
      Direct Purchases
      Guaranteed Payment
      Automatic Investment Plans
      General
      Service Plan
How to Redeem Shares
      Program Participants
      Shares of the Trusts Owned Directly
             Regular Redemption Procedure
             Expedited Redemption Procedure
             Check Writing
             Telephone Redemptions
      Retirement Plans Holding Shares of Government Trust and Money Market
Trust
      Automatic Withdrawal Plans
      General Information on Redemptions
Exchanges of Shares and Retirement Plans
Dividends, Distributions and Taxes
Additional Information

Centennial
Tax Exempt Trust

3410 South Galena Street, Denver, Colorado 80231
Telephone 1-800-525-9310

      Centennial Tax Exempt Trust (the "Trust") is a no-load "money market" mutual fund with the investment objective of seeking the maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in obligations issued by states, territories and possessions of the United States or by the District of Columbia, or their political subdivisions, authorities and corporations, the income from which is exempt from Federal income taxes. Shares of the Trust are sold at net asset value without a sales charge.

  An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. (See "How to Buy Shares" in the Appendix.) The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus sets forth concisely information about the Trust that a prospective investor should know before investing. A Statement of Additional Information about the Trust (the "Additional Statement") dated November 1, 1995, has been filed with the Securities and Exchange Commission and is available without charge upon written request to Shareholder Services, Inc. (the "Transfer Agent"), P.O. Box 5143, Denver, Colorado 80217-5143 or by calling the Transfer Agent at the toll-free number shown above. The Additional Statement (which is incorporated by reference in its entirety in this Prospectus) contains more detailed information about the Trust and its management.

      Investors are advised to read and retain this Prospectus for future reference.

      Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus is effective November 1, 1995.

Table of Contents

                                                                Page

 Trust Expenses                                           3
Financial Highlights                                         4
Yield Information                                            5
The Trust and Its Investment Policies                        5
Investment Restrictions                                      8

Appendix

Management of the Trusts                                   A-1
How to Buy Shares                                          A-1
Purchases Through Automatic Purchase and
   Redemption Programs                                     A-2
Direct Purchases                                           A-2
   Payment by Check
   Payment by Federal Funds Wire
   Guaranteed Payment                                      A-3
   Automatic Investment Plans                              A-3
General                                                    A-4
Service Plan                                               A-4
How to Redeem Shares                                       A-4
Program Participants                                       A-4
Shares of the Trusts Owned Directly                        A-4
   Regular Redemption Procedure                            A-4
   Expedited Redemption Procedure                          A-5
   Check Writing                                           A-5
   Telephone Redemptions                                   A-6
Retirement Plans Holding Shares of
   Government Trust and Money Market Trust                 A-6
   Automatic Withdrawal Plans                              A-6
General Information on Redemptions                         A-6
Exchanges of Shares and Retirement Plans                   A-7
Dividends, Distributions and Taxes                         A-9
Additional Information                                    A-12

Trust Expenses

  The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1995.

Shareholder Transaction Expenses
Maximum Sales Charge on Purchases
   (as a percentage of offering price)                    None
Sales Charge on Reinvested Dividends                      None
Redemption Fees                                           None
Exchange Fee                                              None

Annual Trust Operating Expenses
(as a percentage of average net assets)
Management Fees                                           0.45%
12b-1 (Service Plan) Fees                                 0.20%
Other Expenses                                            0.08%
                                                          -----
  Total Trust Operating Expenses                          0.73%

      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (shareholder transaction expenses) or indirectly (annual trust operating expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. For further details, see the Trust's financial statements included in the Additional Statement.

      The following example applies the above-stated expenses to a hypothetical $1,000 investment in shares of the Trust over the time periods shown below, assuming a 5% annual rate of return on the investment and also assuming that the shares are redeemed at the end of each stated period. The amounts shown below are the cumulative costs of such hypothetical $1,000 investment for the periods shown.

            1 year          3 years        5 years        10 years
            ------          -------        -------        --------
            $7              $23            $41            $91

      This example should not be considered a representation of past or future expenses or performance. Expenses are subject to change and actual performance and expenses may be less or greater than those illustrated above.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period

      The table on the following pages presents selected information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1995 is included in the Additional Statement.




                                                           Year Ended June 30,                             SIX MONTHS    YEAR ENDED
                                  ----------------------------------------------------------------------  ENDED JUNE 30, DECEMBER 31
                                  1995     1994    1993    1992    1991    1990    1989    1988    1987        1986        1985
                                  -----    -----   -----   -----   -----   -----   -----   -----   -----  ------------   -----------
PER SHARE OPERATING DATA:
Net asset value, beginning of
  period                         $ 1.00   $ 1.00  $1.00   $1.00   $1.00   $1.00   $1.00  $1.00  $1.00        $1.00         $1.00
Income from investment
  operations--net investment
  income and net realized gain
  on investments                    .03      .02    .02     .03     .04     .05     .05    .04    .04          .02           .05
Dividends and distributions to
  shareholders                     (.03)    (.02)  (.02)   (.03)   (.04)   (.05)   (.05)  (.04)  (.04)        (.02)         (.05)
                                  -----    ---- -  ----   -----    ----    ----   -----   ----   ----         ----         ----
Net asset value, end of period   $ 1.00   $ 1.00  $1.00   $1.00   $1.00   $1.00   $1.00  $1.00  $1.00        $1.00         $1.00
                                 ======   ======  =====   =====   =====   =====   =====
=====  =====        =====         =====

TOTAL RETURN, AT NET ASSET
  VALUE(1)                         3.17%    1.90%  2.19%   3.55%   5.09%   5.70%   5.55%  4.35%  3.83%        2.25%
    5.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)                      $1,315   $1,039  $ 981   $ 917    $787   $ 575   $ 486  $ 518  $ 459        $ 469         $ 212
Average net assets (in
  millions)                      $1,127   $1,057  $ 977   $ 900    $711   $ 561   $ 504  $ 485  $ 522        $ 385         $ 154
Number of shares outstanding at
  end of period (in millions)     1,315    1,039    981     917     787     575     486    518    459          469           212
Ratios to average net assets:
 Net investment income             3.13%    1.87%  2.08%   3.40%   4.84%   5.44%   5.45%  4.30%  3.71%        4.34%(2)
   4.59%
 Expenses                           .73%     .76%   .76%    .75%    .77%    .79%    .78%   .78%   .79%         .82%(2)      .82%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

2. Annualized.

Yield Information

      From time to time, the "yield," "compounded effective yield" and "tax-equivalent yield" of an investment in the Trust may be advertised. These yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. The Trust's "tax-equivalent yield" is calculated by dividing that portion of the Trust's "yield" (calculated as described above) which is tax-exempt by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's yield that is not tax-exempt. See "Yield Information" in the Additional Statement for additional information about the methods of calculating these yields.

The Trust and Its Investment Policies

      The Trust is a no-load tax-exempt "money market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust in 1985. The Trust was initially organized in 1980 as a Maryland corporation. The Trust's investment objective is to seek maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Additional Statement for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective. In seeking its objective, the Trust may invest in the securities discussed below. The Trust's investment policies and practices are not "fundamental" policies (as defined below) unless a particular policy is identified as fundamental. The Board may change non-fundamental investment policies without shareholder approval. The Trust's investment objective is a fundamental policy.

      The Trust seeks to achieve its objective by investing in municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper, certificates of participation, participation interests and other debt obligations issued by or on behalf of the states and the District of Columbia, any commonwealth or territory of the United States, or their respective political subdivisions, agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax, in the opinion of bond counsel to the respective issuer at the time of issue (collectively, "Municipal Securities"). Such obligations having maturities of (a) one year or more when issued are referred to as "Municipal Bonds," and (b) less than one year are referred to as "Municipal Notes." The Trust may invest in Municipal Bonds and Notes offered on a "when-issued" basis, as discussed below and in the Additional Statement. The Trust will not invest in foreign securities. No independent investigation has been made by Centennial Asset Management Corporation, the Trust's investment manager (the "Manager") as to the users of proceeds of such offerings or the application of such proceeds. The Trust may also purchase Municipal Securities with demand features that meet the requirements of Rule 2a-7 (discussed below) and are approved under standards adopted by the Trust's Board of Trustees. All Municipal Securities in which the Trust invests must have, or, pursuant to regulations adopted by the Securities and Exchange Commission, be deemed to have, remaining maturities of 397 days or less at the date the Trust purchases them. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source).

      Under normal market conditions, the Trust attempts to invest 100% of its assets in Municipal Securities, and the Trust will make no investment that will reduce the portion of its total assets that are invested in Municipal Securities to less than 80%. The balance of the Trust's assets may be invested in investments the income from which may be taxable, including: (i) repurchase agreements (explained below); (ii) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Dividends, Distributions and Taxes" below and "Private Activity Municipal Securities" in the Additional Statement); and (iii) certain "Temporary Investments" defined below in "Temporary Investments." However, in times of unstable economic or market conditions, when the Manager determines it appropriate to do so, the Trust may assume a temporary defensive position and invest an unlimited amount of its assets in Temporary Investments. The Trust may also hold Temporary Investments pending the investment of proceeds from the sale of Trust shares or portfolio securities, pending settlement of Municipal Securities purchases or to meet anticipated redemptions. Normally, the Trust will not invest more than 20% of its total assets in Private Activity Municipal Securities and other taxable investments described above. The Trust will generally use its best efforts to dispose of such securities within sixty days of acquisition. To the extent the Trust receives income from taxable investments, it may not achieve its investment objective.

Ratings of Securities
      Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Trust's Board of Trustees has determined have minimal credit risks and are "Eligible Securities."

      An "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations. The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Trust may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." The Trust's Board must approve or ratify the purchase of Eligible Securities that are unrated or are rated by only one Rating Organization. Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with that Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.

      Exhibit A of the Additional Statement contains information on the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessments of the credit risks presented by a security and may require its sale. See "Ratings of Securities" in "Investment Objective and Policies" in the Additional Statement for further details.

      - Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

Illiquid and Restricted Securities
      The Trust will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale ("restricted securities"). This policy does not limit the acquisition of: (i) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (ii) commercial paper that may be sold without registration under Section 3(a)(3) or Section 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Trust's holdings of those securities may be illiquid. If, due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

Floating Rate/Variable Rate Obligations
      Some of the Municipal Securities the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the PSA Municipal Swap Index or the J.J. Kenney Index. The Trust may purchase these obligations if they have a remaining maturity of 397 days or less; if their maturity is greater than 397 days, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding 397 days and upon no more than 30 days notice.
The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Trust's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Trust's quality standards. See "Floating Rate/Variable Rate Obligations" in the Additional Statement for more details.

Puts and Standby Commitments
      For liquidity purposes, the Trust may purchase Municipal Securities with puts from banks, brokers, dealers or other institutions. A put gives the Trust the right to sell the underlying security within a specified time at a stated price. Under a standby commitment, a dealer agrees to purchase, at the Trust's option, specified Municipal Securities at a stated price on same-day settlement. The aggregate price of a security subject to a put or standby commitment may be higher than the price which otherwise would be paid for the security without such put or standby commitment, thereby increasing the cost of such security and reducing its yield. See "Puts and Standby Commitments" in the Additional Statement for further details.

When-Issued and Delayed Delivery Securities
      The Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. In those transactions, the Trust obligates itself to purchase or sell securities, with delivery and payment to occur at a later date, to secure what is considered to be an advantageous price and yield at the time the obligation is entered into. The price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for when-issued securities take place at a later date (normally within 30 days of purchase). During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. Although the Trust is subject to the risk of adverse market fluctuation during that period, the Manager does not believe that the Trust's net asset value or income will be materially adversely affected by the Trust's purchase of Municipal Securities on a "when-issued" or "delayed delivery" basis. See "When-Issued and Delayed Delivery Transactions" in the Additional Statement for more details.

Participation Interests
      The Trust may acquire participation interests in senior, fully-secured floating rate loans that are made primarily to municipal borrowers. The Trust currently intends to invest no more than 5% of its net assets during the coming year in participation interests. Such participation interests, which may take the form of interests in, or assignments of, the loan, may be acquired from banks or other lenders who have made loans or are members of a lending syndicate. The Trust's investments in participation interests are subject to its 10% of net assets limitation on investments in illiquid securities (see "Investment Restrictions - "Illiquid and Restricted Securities," above). Further details are set forth in the Additional Statement under "Municipal Notes -
 Participation Interests."

Temporary Investments
      The Trust may hold the following "Temporary Investments" that are Eligible Securities: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) bankers acceptances;
(iii) taxable commercial paper rated in the highest category by a Rating Organization; (iv) short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization; or (v) certificates of deposit of domestic banks with assets of $1 billion or more.

Repurchase Agreements
      The Trust may acquire securities that are subject to repurchase agreements. The Trust's repurchase agreements must comply with the collateral requirements of Rule 2a-7. If the vendor fails to pay the agreed-upon resale price on the delivery date, the Trust's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Trust ordinarily will not purchase or otherwise acquire any security or invest in a repurchase agreement, if as a result, more than 10% of its net assets (taken at current value) at the time of purchase would be invested in repurchase agreements not entitling the holder to payment of principal within seven days. However, when the Trust assumes a temporary defensive position, there is no limit on the amount of the Trust's assets that may be subject to repurchase agreements having a maturity of seven days or less. Income earned on repurchase transactions is not tax-exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets. See "Repurchase Agreements" in the Additional Statement for further details.

Investment Restrictions

      The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies, changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. Under some of those restrictions, the Trust cannot: (1) make loans, except by purchasing debt obligations in accordance with its investment policies as approved by the Board, or by entering into repurchase agreements, or by lending portfolio securities in accordance with applicable regulations; (2) borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the value of its assets; no more than 10% of the Trust's net assets may be pledged, mortgaged or assigned to secure a debt; no investments may be made while outstanding borrowings, other than by means of reverse repurchase agreements (which are not considered borrowings under this restriction), exceed 5% of its assets; (3) invest more than 5% of the value of its total assets taken at market value in the securities of any one issuer (not including the U.S. Government or its agencies or instrumentalities, whose securities may be purchased without limitation for defensive purposes); (4) purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control; or (5) concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment, for liquidity purposes, in obligations issued by banks or savings and loan associations or in obligations issued by the U.S. Government or its agencies or instrumentalities. The percentage restrictions above and in the Additional Statement apply only at the time of investment and require no action by the Trust as a result of subsequent changes in value of the investments or the size of the Trust.
A supplementary list of investment restrictions is contained in "Investment Restrictions" in the Additional Statement.

APPENDIX

This Appendix is part of the Prospectuses of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.


Management of the Trusts

      The Board of Trustees of each Trust has overall responsibility for the management of that Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Additional Statement identifies the Trustees and officers and provides information about them. Subject to the authority of the Board, the Trusts' investment manager, Centennial Asset Management Corporation (the "Manager"), is responsible for the day-to-day management of each Trust's business, supervises the investment operations of each Trust and the composition of its portfolio and furnishes the Trusts advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a management agreement (collectively, the "Agreements") with each Trust. The management fee is payable monthly to the Manager under the terms of each Trust's Agreement and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The annual rates applicable to Money Market Trust and Government Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. See the Additional Statement for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements and the Manager's voluntary expense assumption for Money Market Trust. The annual rates applicable to Tax Exempt Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets; and 0.325% of net assets in excess of $2 billion. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. "Investment Management Services" in the Additional Statement contains more complete information about the Agreements, including a discussion of expense arrangements, description of the exculpation provisions and portfolio transactions.

      The Manager, a wholly-owned subsidiary of Oppenheimer Management Corporation ("OMC"), has operated as an investment adviser since 1978. The Manager and its affiliates currently advise U.S. investment companies with assets aggregating over $38 billion as of September 30, 1995, and having more than 2.8 million shareholder accounts. OMC is wholly owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OMC and the Manager, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

How to Buy Shares

      Shares of each Trust may be purchased at their offering price, which is net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Additional Statement for further details). There can be no guarantee that any Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the distributor for each Trust (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of a Trust's shares. Oppenheimer Funds Distributor, Inc. ("OFDI"), an affiliate of the Distributor, acts as the sub-distributor for each Trust (the "Sub-Distributor").

      The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange Privilege" below or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan or military allotment plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

      Each Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly-purchased shares only after the Distributor accepts the purchase order at its address in Denver, Colorado, on a day the New York Stock Exchange is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

      Each Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean New York time), by dividing the net assets of the Trust by the total number of its shares outstanding. Each Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Additional Statement.

Purchases Through Automatic Purchase and Redemption Programs
      Shares of each Trust are available under Automatic Purchase and Redemption Programs ("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of a Trust through a Program should be directed to the broker-dealer.

Direct Purchases
      An investor may directly purchase shares of the Trusts through any dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either (1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

      - Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and the purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

      - Payment by Federal Funds Wire. Shares of each Trust may be purchased by direct shareholders by Federal Funds wire. The minimum investment by wire is $2,500. The investor must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the transmittal of the wire and to order the shares. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9, for credit to Concentration Account No. 3737-5674 (Centennial Money Market Trust or Centennial Tax Exempt Trust) or Concentration Account No. 3741-9796 (Centennial Government Trust), for further credit to the following account numbers for the respective Trust: (i) Centennial Money Market Trust Custodian Account No. 099920, (ii) Centennial Government Trust Custodian Account No. 099975, or (iii) Centennial Tax Exempt Trust Custodian Account No. 099862.

      The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. (the "Custodian") prior to the close of The New York Stock Exchange (which is normally 4:00 P.M.) but may be earlier on some days and the Distributor has received and accepted the investor's notification of the wire order prior to the close of The New York Stock Exchange. Those shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of The New York Stock Exchange. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

      - Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of a Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at the net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends on such shares will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of The New York Stock Exchange on a regular business day with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by the close of the Exchange on the next regular business day, the order will be effected at the close of the Exchange on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received.
If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at the close of the Exchange that day and dividends will begin to accrue on such shares on the purchase date.

      - Automatic Investment Plans. Direct investors may purchase shares of a Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Redeem Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments terminated at any time by writing to Shareholder Services, Inc. (the "Transfer Agent"). A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trusts reserve the right to amend, suspend, or discontinue offering Automatic Investment Plans at any time without prior notice.

General
      Dealers and brokers who process orders for a Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from a Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Fund's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of a Trust to do so.

Service Plan
      Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to compensate dealers, brokers, banks, or other institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under each Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Each Trust may make monthly payments to the Distributor (and the Distributor to Recipients) in any month where Trust assets held by a Recipient for itself or on behalf of its customers in that month exceed $200 million. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of each Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trusts), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Additional Statement.

How to Redeem Shares

Program Participants
      A Program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through the dealer or broker.

Shares of the Trusts Owned Directly
      Shares of the Trusts owned by a shareholder directly (not through a Program) (a "direct shareholder"), may be redeemed in the following ways:

      - Regular Redemption Procedure. To redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedures, a direct shareholder must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc. (the "Transfer Agent"), P.O. Box 5143, Denver, Colorado 80217 (send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231): (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from Individual Retirement Accounts ("IRAs") or other retirement plans, or if the redemption is requested by anyone other than the shareholder(s) of record. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. Transfers of shares are subject to similar requirements. To avoid delay in redemptions or transfers, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

      - Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, direct shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and the close of the Exchange earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the Additional Statement for further details.

      - Check Writing. Upon request, the Transfer Agent will provide any direct shareholder of the Trusts or any Program participant whose shares are not represented by certificates, with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Checks may be made payable to the order of anyone in any amount not less than $250, and will be subject to the Bank's rules and regulations governing checks. Program participants' checks will be payable from the primary account designated by the Program participant. The Transfer Agent will arrange for checks written by direct shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Program participants should arrange for Check Writing through their brokers or dealers. If a check is presented for an amount greater than the account value, it will not be honored. Shareholders of joint accounts may elect to have checks honored with a single signature. Checks issued for one Trust account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by Check Writing. A check that would require redemption of some or all of the shares so purchased is subject to non-payment. The Bank will present checks to the Trust to redeem shares to cover the amount of the check. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend, or discontinue Check Writing privileges at any time without prior notice.

      - Telephone Redemptions. Direct shareholders of the Trusts may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any seven day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trusts' regular redemption procedures described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

Retirement Plans Holding Shares of Government Trust and Money Market Trust
      Requests for distributions from OppenheimerFunds-sponsored Individual Retirement Accounts ("IRAs"), 403(b)(7) custodial plans, or pension or profit-sharing plans of direct shareholders for which the Manager or its affiliates act as sponsors should be addressed to "Bank of Boston c/o Shareholder Services, Inc." at the above address, and must: (i) state the reason for distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Trust's requirements for regular redemptions discussed above. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from such plans are subject to additional requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code of 1986, as amended, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trustee, the Trusts, the Manager, the Distributor and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

      - Automatic Withdrawal Plans. Direct shareholders of the Trusts can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close of The New York Stock Exchange, three days prior to the date requested by the shareholder for receipt of the payment. The Trusts cannot guarantee receipt of payment on the date requested and reserve the right to amend, suspend or discontinue offering such Plan at any time without prior notice. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. For further details, see the Automatic Withdrawal Plan provisions included as Exhibit B to the Additional Statement.

General Information on Redemptions
      The redemption price will be the net asset value per share of the applicable Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, the Board of Trustees of Tax Exempt Trust may involuntarily redeem small accounts (valued at less than $500). Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed. The Board of Trustees of Tax Exempt Trust may also involuntarily redeem shares in amounts sufficient to reimburse the Trust or the Distributor for any loss due to cancellation of a share purchase order. Under the Internal Revenue Code, the Trusts may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends and distributions the Trust may make if the shareholder has not furnished the Trust with a certified taxpayer identification number or has not complied with provisions of the Internal Revenue Code relating to reporting dividends.

      Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a redemption check for recently-purchased shares only until the purchase check has cleared, which may take up to 10 or more days from the purchase date. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the purchase payment was drawn, or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemption of shares of a Trust acquired by exchange of shares of Eligible Funds that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares and Retirement Plans

    Exchange Privilege
      Shares of each of the Trusts held under Programs may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust if available for sale in the shareholder's state of residence only by instructions of the broker.
Shares of the Trusts may, under certain conditions, be exchanged by direct shareholders for Class A shares of the following funds, all collectively referred to as "Eligible Funds": (i) Oppenheimer Target Fund, Oppenheimer Champion Income Fund, Oppenheimer Asset Allocation Fund, Oppenheimer Discovery Fund, Oppenheimer U.S. Government Trust, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Intermediate Tax-Exempt Fund, Oppenheimer Insured Tax-Exempt Fund, Oppenheimer International Bond Fund, Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Equity Income Fund, Oppenheimer Main Street California Tax-Exempt Fund, Oppenheimer Main Street Income & Growth Fund, Oppenheimer
Gold & Special Minerals Fund, Oppenheimer Bond Fund, Oppenheimer Value Stock Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Pennsylvania Tax-Exempt Fund, Oppenheimer Florida Tax-Exempt Fund, Oppenheimer New Jersey Tax-Exempt Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer High Yield Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Tax-Free Bond Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, and (ii) the following "Money Market Funds": Centennial Money Market Trust, Centennial Government Trust, Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust and Centennial Tax Exempt Trust (collectively, the "Centennial Trusts"), Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves and Daily Cash Accumulation Fund, Inc. There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

      Shares of the Trusts and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.

      In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund (including the Trusts) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of a Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of a Trust acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the CDSC as described in the prospectus of that other eligible fund; in determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

      - How to Exchange Shares. An exchange may be made by direct shareholders by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, direct shareholders of the Trusts may exchange shares of a Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trusts may modify, suspend or discontinue this exchange privilege at any time. Although the Trust will attempt to provide you notice whenever reasonably able to do so, it may impose these changes at any time. The Trusts reserve the right to reject written requests submitted in bulk on behalf of 10 or more accounts. Exchange requests must be received by the Transfer Agent by the close of The New York Stock Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

      - Telephone Exchanges. Direct shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each direct shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from the shareholder(s) of record cancelling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. The Transfer Agent has adopted reasonable procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification number(s) and other account data and by recording calls and confirming such transactions in writing. If the Transfer Agent does not use such procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor any Trust will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone exchange privileges for an account. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.

      - General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"), as of the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier some days. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. Each Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.

      The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares except the Money Market Funds. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Retirement Plans
      The Distributor has available for direct shareholders who purchase shares of Government Trust and Money Market Trust: (i) individual retirement accounts (IRAs), including Simplified Employee Pension Plans (SEP IRAs); (ii) prototype pension and profit-sharing plans for corporations and self-employed individuals; and (iii) Section 403(b)(7) custodial plans for employees of public educational institutions and organizations of the type described in Section 501(c)(3) of the Internal Revenue Code. The minimum initial IRA, SEP IRA, pension or profit-sharing plan investment is normally $250. The minimum initial 403(b)(7) plan investment is $25. For further details, including the administrative fees, the appropriate retirement plan should be requested from the Distributor. Retirement plans are not available to direct shareholders who purchase shares of Tax Exempt Trust. The Trusts reserve the right to discontinue offering their shares to such plans at any time without prior notice.

Dividends, Distributions and Taxes

      This discussion relates solely to Federal tax laws and is not exhaustive; a qualified tax adviser should be consulted. Dividends and distributions may be subject to Federal, state and local taxation. Information about the possible applicability of the Alternative Minimum Tax to Tax Exempt Trust's dividends and distributions is contained in "Investment Objective and Policies - Private Activity Municipal Securities" in the Additional Statement. The Additional Statement contains a further discussion of tax matters affecting the Trusts and their distributions.

Dividends and Distributions
      Each Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described above in "How To Buy Shares". All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust selected. Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the respective Trust at net asset value on the third Thursday of each calendar month. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and the close of The New York Stock Exchange. Program participants may receive cash payments by asking the broker to redeem shares.

      Participants in an A.G. Edwards & Sons, Inc. Cash Convenience Account Program (other than those whose Account is an Individual Retirement Account) holding shares of Tax Exempt Trust or Government Trust will receive account statements five times a year, at the end of March, May, August, October and December, if the only activity in their account during that period is the automatic reinvestment of dividends. Dividends and distributions payable to direct shareholders of the Trusts will also be automatically reinvested in shares of the respective Trust at net asset value, on the third Thursday of each calendar month, unless the shareholder asks the Transfer Agent in writing to pay dividends and distributions in cash or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Additional Statement. That notice must be received prior to the record date for a dividend to be effective as to that dividend. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the respective Trust, as promptly as possible after the return of such check to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

      Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trusts will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.

      A Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Long-term capital gains, if any, will be identified separately when tax information is distributed. No Trust will make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. To effect its policy of maintaining a net asset value of $1.00 per share, each Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains. The Additional Statement describes how dividends and distributions received by direct shareholders of the Trusts may be reinvested in shares of any Eligible Fund at net asset value.

Tax Status of Money Market Trust's and Government Trust's Dividends and Distributions
      Dividends paid by these Trusts derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. If either Trust has net realized long-term capital gains in a fiscal year, it may pay an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed. Long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested, regardless of how long Fund shares have been held. Although income from securities issued by the U.S. Government may be exempt from income taxation by various states, such exemptions may not apply when the income is received in the form of a dividend from either of these Trusts. The Government Trust will advise shareholders of the percentage of its income earned on federal obligations.

Tax Status of Tax Exempt Trust's Dividends and Distributions
      This Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders and did so qualify during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the portfolio of the Trust which is excludable from gross income for Federal individual income tax purposes, less expenses. Expenses are accrued daily. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the calendar year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period. Although from time to time a portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax, all of the dividends (excluding distributions) paid by the Trust during the calendar year ended December 31, 1994 were exempt from Federal income taxes. The net amount of any income on Municipal Securities subject to the alternative minimum tax will be identified when tax information is distributed by the Trust. The Trust will report annually to shareholders the percentage of interest income it received during the preceding year on Municipal Securities. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax.

      A Trust shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper, obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements), (ii) income from securities loans, or (iii) an excess of net short-term capital gains over net long-term capital losses. Additionally, all or a portion of the Trust's exempt-interest dividends may be a component of the "adjusted current earnings" preference item under the Federal corporate alternative minimum tax.

      Under the Internal Revenue Code, interest on loans to purchase shares of the Trust may not be deducted for Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, under
Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or Private Activity Municipal Securities should refer to "Private Activity Municipal Securities" in the Additional Statement of Tax Exempt Trust and should consult their own tax advisers before purchasing shares. No investigation as to the users of the facilities financed by such bonds has been made by the Tax Exempt Trust.

Tax Status of the Trusts
      If a Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. Each Trust qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to qualify. However, the Internal Revenue Code contains a number of complex tests relating to such qualification that a Trust might not meet in any particular year.
If a Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Tax Exempt Trust would then be unable to pay "exempt-interest dividends" as discussed before. Dividends paid by any Trust will not be eligible for the dividends-received deduction for corporations.
For information as to "backup" withholding on taxable dividends, see "How to Redeem Shares," above.

Additional Information

    Description of Shares and of the Trusts
      The Trust's shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of each Trust represents an interest in that Trust equal to the interest of each other share of the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have cumulative voting rights or conversion, preemptive or subscription rights. Shares of each Trust have equal liquidation rights as to the assets of that Trust. Each Trust's Board of Trustees is empowered to issue additional "series" of shares of that Trust, which may have separate assets and liabilities.

      The Trusts do not anticipate holding annual meetings. Under certain circumstances, shareholders of each Trust have the right to remove a Trustee. Although the Declaration of Trust of each Trust states that when issued, shares are fully-paid and nonassessable, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Additional Information" in the Additional Statement for details.

The Custodian and the Transfer Agent
      The Custodian of the assets of the Trusts is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "Additional Information" in the Additional Statement for further information. Each Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance.
Such uninsured balances may at times be substantial. The foregoing rating restrictions under Rule 2a-7 described under "The Trust and Its Investment Policies" do not apply to banks in which a Trust's cash is kept.

      Shareholder Services, Inc., a subsidiary of Oppenheimer Management Corporation, acts as Transfer Agent and shareholder servicing agent for the Trusts and the other mutual funds advised by the Manager, on an at-cost basis. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trusts to the Distributor and to Recipients under the Service Plan. Shareholders should direct any inquiries regarding the Trusts to the Transfer Agent at the address and toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.

 No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made such information and representations must not be relied upon as having been authorized by the respective Trust, the Manager, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


Investment Adviser and Distributor
Centennial Asset Management Corporation
3410 South Galena Street
Denver, Colorado 80231

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217-5143
1-800-525-9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeeth Street, Suite 3600
Denver, Colorado 80202-3942

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
The Colorado State Bank Building
1600 Broadway - Suite 1850
Denver, Colorado 80202

Centennial Tax Exempt Trust



Prospectus
Effective November 1, 1995

STATEMENT OF ADDITIONAL INFORMATION



CENTENNIAL TAX EXEMPT TRUST

3410 South Galena Street, Denver, Colorado 80231
1-800-525-9310



      This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read together with the Prospectus dated November 1, 1995 (the "Prospectus") of
Centennial Tax Exempt Trust (the "Trust"), which may be obtained by writing to Shareholder Services, Inc. (the "Transfer Agent"), P.O. Box 5143, Denver, Colorado 80217 or by calling the toll-free number shown above.


TABLE OF CONTENTS

                                                                            Page

Investment Objective and Policies                                           2
Investment Restrictions                                                     8
Appendix
    Trustees and Officers                                                   A-1
    Investment Management Services                                          A-5
    Service Plan                                                            A-7
    Purchase, Redemption and Pricing of Shares                              A-9
    Yield Information                                                       A-11
    Additional Information                                                  A-13
    Exhibit A: Description of Securities Ratings                            A-15
    Exhibit B: Automatic Withdrawal Plan Provisions                         A-20
    Exhibit C: Tax Equivalent Yield Table                                   A-22
    Independent Auditors' Report                                            A-24
    Financial Statements                                                    A-25




This Additional Statement is effective November 1, 1995.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in the Additional Statement are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

      There are, or course, variations in Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general money market conditions, general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

Municipal Securities.

      Municipal Bonds. The principal classifications of long-term Municipal Bonds are "general obligation," "revenue" and "industrial development" bonds.

          General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities;
colleges and universities; and hospitals.   Although the principal
security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      - Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

          Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

          Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under Federal revenue sharing programs.

          Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

          Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

          Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

      - Participation Interests. The Trust may purchase participation interests in all or part of loans to municipal borrowers from financial institutions such as banks, insurance companies and savings and loan associations. Such institutions frequently provide, or secure from another financial institution, letters of credit or guarantees to secure the interests, and give the buyer the right to demand payment of the principal amount of the participation interests plus accrued interest on short notice (normally within seven days). In the event of a failure by the issuer to pay scheduled interest or principal payments on the underlying municipal security, the Trust could experience a decline in its net asset value. In the event of a failure by the financial institution to perform its obligations in connection with the participation interest, the Trust might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Trust may buy participation interests in Municipal Securities having maturities of more than one year if the participation interests include the right to demand payment from the financial institution (which may charge fees in connection with their repurchase commitments) consistent with the Trust's other investment policies and restrictions.

       - Certificates of Participation. Subject to the provisions of Rule 2a-7 and the limitation on illiquid securities described in the Prospectus, the Trust may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities.

      - Floating Rate/Variable Rate Obligations. Floating rate put bonds and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year on not more than thirty days' notice at any time. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as the PSA Municipal Swap Index or the J.J. Kenney Index or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within thirty days may be subject to the limitations applicable to illiquid securities described in "The Trust and Its Investment Policies "Illiquid and Restricted Securities" in the Prospectus.

      Puts and Standby Commitments. When the Trust buys Municipal Securities, it may obtain a standby commitment from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of puts are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities. That Rule, which is subject to change, states (among other things) that the Trust may not, with respect to 75% of the amortized cost of its assets, have invested more than 5% of the total amortized cost value of its assets in securities issued by or subject to puts from the same institution. An unconditional put or guarantee with respect to a security will not be deemed to be issued by the institution providing the guarantee or put, provided that the value of all securities held by the Trust and issued or guaranteed by the issuer providing the guarantee or put shall not exceed 10% of the Trust's total assets.

      The Trust's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferrable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. Any consideration paid by the Trust for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Trust's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.

      - When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally settles within 30 days of the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from this investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other liquid high quality Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

      - Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of a state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Trust may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

      A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or
(b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and
(ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds. Should the Trust hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Trust may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the Federal alternative minimum tax on individuals and corporations. The Trust anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of its total assets.

 Ratings of Securities. The Prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it; but if the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Exhibit A.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Diversification. For purposes of diversification under the Investment Company Act, and the Trust's investment restrictions, the identification of the issuer of a Municipal Bond or Note depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

INVESTMENT RESTRICTIONS

            The Trust's significant investment restrictions are set forth in the Prospectus. The following investment restrictions are also fundamental investment policies of the Trust and, together with the fundamental policies and restrictions described in the Prospectus, cannot be changed without the vote of a "majority" of the Trust's outstanding shares. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.
Under these additional restrictions, the Trust cannot: (1) invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs; (2) invest in real estate; however the Trust may purchase Municipal Bonds or Notes secured by interests in real estate; (3) make short sales of securities or purchase securities on margin, except for short-term credits necessary for the clearance of purchases and sales of portfolio securities; (4) invest in or hold securities of any issuer if those officers and trustees or directors of the Trust or its adviser who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; (5) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933; or (6) invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets.

APPENDIX

This Appendix is part of the Additional Statement of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.


TRUSTEES AND OFFICERS

            The Trustees and officers of the Trusts and their principal business affiliations and occupations during the past five years are listed below. All Trustees are Trustees of each of the Trusts. The Trustees are also trustees, directors, or managing general partners of Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Champion Income Fund, Centennial America Fund, L.P., Oppenheimer Limited-Term Government Fund, Oppenheimer Tax-Exempt Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Cash Reserves, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds and The New York Tax-Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for Mr. Fossel, who is a Trustee, Director of Managing Partner of all the Denver-based Oppenheimer funds except Oppenheimer Bond Fund and Oppenheimer Strategic Income Fund. Mr. Fossel is President and Mr. Swain is Chairman of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto, Ms. Wolf, Mr. Zimmer and Ms. Warmack hold similar positions with each of the Denver Oppenheimer funds. As of September 30, 1995, the Trustees and officers of each Trust in the aggregate owned less than 1% of the outstanding shares of that Trust.

ROBERT G. AVIS, Trustee*; Age 64
One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 80
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 65
19411 Merion Circle, Huntington Beach, California 92648
Vice President of McDonnell Douglas Space Systems Co.; formerly associated with National Aeronautics and Space Administration.


_____________________
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.


JON S. FOSSEL, President and Trustee*; Age 53
Two World Trade Center, New York, New York 10048-0203
Chairman and a Director of Oppenheimer Management Corporation ("OMC"), the immediate parent of Centennial Asset Management Corporation (the
"Manager"); President and director of Oppenheimer Acquisition Corp. ("OAC"), OMC's parent holding company; President and a director of HarbourView Asset Management Corporation, a subsidiary of OMC
("HarbourView"); a director of Shareholder Services, Inc. ("SSI"), the Trust's Transfer Agent, and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OMC; formerly President of OMC.

RAYMOND J. KALINOWSKI, Trustee; Age 66
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc., formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 73
2552 E. Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 74
7500 East Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

NED M. STEEL, Trustee; Age 80
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman and Trustee*; Age 61
3410 South Galena Street, Denver, Colorado 80231
President and a Director of the Manager; Vice Chairman and a Director of OMC; formerly Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager of Tax Exempt Trust; Age 40
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other Oppenheimer funds.

DOROTHY WARMACK, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 59
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager and OMC; an officer of other Oppenheimer funds.

_____________________
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

CAROL E. WOLF, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 43
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager and OMC; an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 49
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager and OMC; an officer of other Oppenheimer funds; formerly Vice President of Hanifen Imhoff Management Company (mutual fund investment advisor).

ANDREW J. DONOHUE, Vice President; Age 45
Two World Trade Center, New York, New York 10048-0203
Executive Vice President and General Counsel of OMC and Oppenheimer Funds Distributor, Inc. ("OFDI"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of OMC and OFDI; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, Vice President, Secretary and Treasurer; Age 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President, Treasurer, Assistant Secretary and a director of the Manager; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President and Treasurer of OMC; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT BISHOP, Assistant Treasurer; Age 36
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of OMC/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OMC, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company, Inc., a broker-dealer.

SCOTT FARRAR, Assistant Treasurer; Age 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of OMC/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OMC, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company, before which he was a sales representative for Central Colorado Planning.

ROBERT G. ZACK, Assistant Secretary; Age 47
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of OMC; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

 Remuneration of Trustees and Officers. The officers of the Trusts (including Messrs. Swain and Fossel) are affiliated with the Manager and receive no salary or fee from the Trusts. The Trusts have an Audit and Review Committee, composed of William A. Baker (Chairman), Charles Conrad, Jr. and Robert M. Kirchner. This Committee meets regularly to review audit procedures, financial statements and other financial and operational matters of the Trusts. The Trustees of the Trusts (including Messrs. Swain and Fossel) received the total amounts shown below (i) from Money Market Trust, Tax Exempt Trust and Government Trust, respectively, during the fiscal year ended June 30, 1995, and (ii) from all 21 of the Denver Oppenheimer funds (including the Trust) listed in the first paragraph of this section, for services in the positions shown:


                           Aggregate           Aggregate        Aggregate        Total
                           Compensation        Compensation     Compensation     Compensation
                           from the            from the         from the         From All
                           Money Market        Tax Exempt       Government       Denver-based
Name and Position          Trust               Trust            Trust            Oppenheimer funds1
-----------------          ------------        ------------     ----------       ------------------
Robert G. Avis             $5,012.74           $2,439           $2,595.32        $53,000.00
 Trustee

Wiiliam A. Baker           $6,928.62           $3,375           $3,587.28        $73,257.01
 Audit and Review
 Committee Chairman
 and Trustee

Charles Conrad, Jr.        $6,459.21           $3,145           $3,344.22        $68,293.67
 Audit and Review
 Committee Member
 and Trustee

Raymond J. Kalinowski      $5,012.74           $2,439           $2,595.32        $53,000.00
 Trustee

C. Howard Kast             $5,012.74           $2,439           $2,595.32        $53,000.00
 Trustee

Robert M. Kirchner         $6,459.21           $3,145           $3,344.22        $68,293.67
 Audit and Review
 Committee Member
 and Trustee

Ned M. Steel               $5,012.74           $2,439           $2,595.32        $53,000.00
 Trustee

________________________
1 For the 1994 calendar year.

Major Shareholders. As of October 6, 1995, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103 was the record owner of 5,476,779,005.180 shares of Money Market Trust, 1,390,087,350.600 shares of Tax Exempt Trust and 901,979,139.200 shares of Government Trust (approximately 99.56%, 97.40% and 96.99% of outstanding shares, respectively, of these Trusts). A.G. Edwards has advised the Trusts that all such shares are held for the benefit of brokerage clients and that no such client owned beneficially 5% or more of the outstanding shares of any of the Trusts.

INVESTMENT MANAGEMENT SERVICES

      The Manager is wholly-owned by OMC, which is a wholly-owned subsidiary of OAC, a holding company controlled by Massachusetts Mutual Life Insurance Company. The remaining stock of OAC is owned by: (i) certain of OMC's directors and officers, some of whom may serve as officers of the Trusts, and two of whom (Messrs. James C. Swain and Jon
S. Fossel) serve as a Trustee of the Trusts and (ii) A.G. Edwards, which owns less than 5% of its equity.

      The management fee is payable monthly to the Manager under the terms of the investment advisory agreements between the Manager and each Trust (collectively, the "Agreements"), and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The management fees paid to the Manager by the Trusts during their last three fiscal periods were as follows: (a) $7,254,206, $9,435,959 and $12,657,193 paid for the fiscal years ended June 30, 1993, 1994 and 1995, respectively, of Money Market Trust; (b) $4,426,198, $4,761,673 and $5,050,991 paid for the fiscal years ended June 30, 1993, 1994 and 1995, respectively, of Tax Exempt Trust; and (c) $3,035,760, $3,182,956 and $3,414,212 paid for the fiscal years ended June 30, 1993, 1994 and 1995, respectively, of Government Trust.

      The Agreements require the Manager, at its expense, to provide the Trusts with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trusts, including the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trusts. Expenses not expressly assumed by the Manager under the Agreements or as Distributor of the shares of the Trusts, are paid by the Trusts. The Agreements list examples of expenses paid by the Trusts, the major categories of which relate to interest, taxes, certain insurance premiums, fees to unaffiliated Trustees, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, share issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials) and registration fees, and non-recurring expenses, including litigation.

      Under its Agreement with the Money Market Trust and the Government Trust, the Manager has agreed to reimburse each Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust.

      Independently of the Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust to the extent necessary to: (a) permit the Money Market Trust to have a seven-day yield at least equal to that of Daily Cash Accumulation Fund, Inc., and (b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to: 0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991, and may be modified or terminated by the Manager at any time. For the fiscal years ended June 30, 1994, the Manager reimbursed Money Market Trust for its expenses in the amount of $1,201,403.

      Under its Agreement with Tax Exempt Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. No reimbursement or assumption was necessary by the Manager to Government Trust or Tax Exempt Trust during their respective three most recent fiscal years. The Agreements permit the Manager to act as investment adviser for any other person, firm or corporation.

      The Tax Exempt Trust Agreement provides that the Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the Agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.

      The Agreements of Money Market Trust and Government Trust provide that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the Agreements shall be construed to protect the Manager against any liability to such Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreements.

 Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust in periods of stable or declining rates, and may have a positive effect in periods of rising interest rates.

      The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions are directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal.

SERVICE PLAN

      Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act, pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the services rendered to the Trust, as described in the Prospectus. Each Plan has been approved: (i) by a vote of the Board of Trustees of the Trust, including a majority of the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan) cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by the vote of the holders of a "majority" (as defined under the Investment Company Act) of that Trust's outstanding voting securities.
In approving each Plan, the Board determined that it is likely each Plan will benefit the shareholders of that Trust.

      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial Government Trust, Centennial America Fund, L.P., Oppenheimer Cash Reserves, Centennial New York Tax Exempt Trust and Centennial California Tax Exempt Trust. Quarterly payments by the Distributor, which are not a Trust expense, for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of these funds owned during the quarter beneficially or of record by the dealer or its customers.
However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of such funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a fund expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from each such fund. No such supplemental payments will be paid to any dealer which is an "affiliate" (as defined in the Investment Company Act) of the Distributor.

      Each Plan, unless terminated as described below, shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by each Trust's Board of Trustees, including its Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. A Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Trust's Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company
Act), and each may be terminated by the Distributor: (i) in the event Government Trust amends its Plan, or (ii) if the net asset value of shares of the funds covered by the Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. Each Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the shareholders of that Trust. All material amendments must be approved by the Independent Trustees.

      Under each Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to a Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Each Recipient who is to receive distribution payments for any month or quarter shall certify in writing that the aggregate payments to be received from the applicable Trust during that month or quarter do not exceed the Recipient's administrative and sales related costs in rendering distribution assistance during the month or quarter, and will reimburse the Trust for any excess.

      For each Trust's fiscal year ended June 30, 1995, payments to the Distributor under its Plan totalled $6,674,126, $2,246,219 and $1,426,765 for Money Market Trust, Tax Exempt Trust and Government Trust, respectively, of which $43, $13,658 and $31,386 was paid by Money Market Trust, Tax Exempt Trust and Government Trust, respectively, to an affiliate of the Distributor, as a Recipient. Payments received by the Distributor under the Plans will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. Any unreimbursed expenses incurred for any fiscal quarter by the Distributor may not be recovered under that Plan in subsequent fiscal quarters.

      While the Plan is in effect, the Treasurer of each Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan, the identity of each Recipient that received any such payment, and the purposes for which the payments were made. The Plan further provides that while it is in effect, the election and nomination of those Trustees of a Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

      The Glass-Steagall Act and other applicable laws and regulations, among other things, generally prohibit Federally-chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities as principals. Accordingly, the Distributor may pay banks only for sales made on an agency basis or for the performance of administrative and shareholder servicing functions. While the matter is not free from doubt, the Manager believes that such laws do not preclude a bank from performing the services required of a Recipient. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent certain banks from continuing to perform all or a part of these services. If a bank were so prohibited, shareholders of a Trust who were clients of such bank would be permitted to remain as shareholders, and if a bank could no longer provide those service functions, alternate means for continuing the servicing of such shareholders would be sought. In such event, shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of those occurrences. The Board of Trustees will consider appropriate modifications to each Trust's operations, including discontinuance of payments under the Plan to such institutions, in the event of any future change in such laws or regulations which may adversely affect the ability of such institutions to provide these services. In addition, certain banks and financial institutions may be required to register as dealers under state law.

PURCHASE, REDEMPTION AND PRICING OF SHARES

 Determination of Net Asset Value Per Share. The net asset value of each Trust's shares is determined twice each day as of 12:00 Noon and the closse of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") (all references to time mean New York time) by dividing that Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by Tax Exempt Trust may be traded, and its net asset value per share may be affected significantly, on such days when shareholders may not purchase or redeem shares.

      The Trusts will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that each Trust will do so. Each Trust operates under Rule 2a-7 under which a Trust may use the amortized cost method of valuing their shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      Each Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If a Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trusts use Rule 2a-7, each Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that each Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("Rating Organizations") as defined in Rule 2a-7, or by one Rating Organization if only one Rating Organization has rated the security; an instrument that is not rated must be of comparable quality as determined by the Manager under guidelines approved by the Board; and (iii) not purchase any instruments with a remaining maturity of more than 397 days. The Trust's fundamental investment policy that the remaining maturity of an instrument shall not exceed one year is more restrictive than the provisions of Rule 2a-7. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While the amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the Trusts resulted in a lower aggregate portfolio value on a particular day, a prospective investor in one of the Trusts would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trusts would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Trust would receive more investment income than if the Trust were priced at market value.

 Redemptions. The Fund's Board of Directors has the right, in conformity with the Trust's Declaration of Trust and applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to direct shareholders of the Trusts, as discussed in the Appendix to the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually same day for redemptions prior to 12:00 Noon, and the Trust's next regular business day for redemptions between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trusts may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed in the Prospectus as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

YIELD INFORMATION

      Each Trust's current yield is calculated for a seven-day period of time, in accordance with regulations adopted under the Investment Company Act, as follows: First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven day period ended June 30, 1995, the "current yield" for Money Market Trust, Tax Exempt Trust and Government Trust was 5.41%, 3.51% and 5.30%, respectively. The seven-day compounded effective yield for that period was 5.55%, 3.57% and 5.43%, respectively.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on each Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      Tax Exempt Trust's "tax equivalent yield" adjusts Tax Exempt Trust's current yield, as calculated above, by a stated Federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit C, which is applicable only to Tax Exempt Trust, includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Tax Exempt Trust's tax equivalent yield for the seven-day period ended June 30, 1995 was 5.81%. Its tax-equivalent compounded effective yield for the same period was 5.91% for an investor in the highest Federal tax bracket.

      Yield information may be useful to investors in reviewing each Trust's performance. A Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in a Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. Each Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Tax Exempt Trust's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

ADDITIONAL INFORMATION

Description of the Trusts. Each Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Each Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

Tax Status of the Trust's Dividends and Distributions. The Federal tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions
and Taxes."   Under the Internal Revenue Code, the Trust must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized from the prior November 1 through October 31 of that year or else must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it might be in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trusts' portfolio securities and handling the delivery of portfolio securities to and from the Trusts. The Manager has represented to the Trusts that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trusts and the Custodian. It will be the practice of the Trusts to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates. Shareholder Services, Inc., the Transfer Agent, is responsible for maintaining each Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

General Distributor's Agreement. Under the General Distributor's Agreement between each Trust and the Distributor, the Distributor acts as each Trust's principal underwriter in the continuous public offering of its shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trusts examine the Trusts' financial statements and perform other related audit services. They also act as auditors for the Manager and for Oppenheimer Management Corporation, the Manager's immediate parent, as well as for certain other funds advised by the Manager and Oppenheimer Management Corporation.

INDEPENDENT AUDITORS' REPORT
Centennial Tax Exempt Trust

 The Board of Trustees and Shareholders of Centennial Tax Exempt Trust:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Tax Exempt Trust as of June 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1995 and 1994, and the financial highlights for the period January 1, 1985 to June 30, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Tax Exempt Trust at June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

  DELOITTE & TOUCHE LLP
  Denver, Colorado
  July 24, 1995

STATEMENT OF INVESTMENTS June 30, 1995
Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS--103.3%
ALABAMA--0.4%
Bessemer, Alabama Industrial Development Revenue Bonds, Big B,
  Inc. Project, Series A, 4.25% (1)                                                $ 3,150,000       $  3,150,000
Winfield City, Alabama Industrial Development Revenue Bonds,
  Union Underwear Co., 4.25% (1)                                                     1,900,000          1,900,000
                                                                                                    -------------
                                                                                                        5,050,000
                                                                                                    -------------
ALASKA--0.3%
Alaska Industrial Development Authority Revenue Bonds, Providence Medical
  Office Building, 3.65% (1)                                                         3,880,000          3,880,000
                                                                                                    -------------
ARIZONA--2.3%
Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Grand
  Canyon University Project, 4.20% (1)                                               5,500,000          5,500,000
Phoenix, Arizona Industrial Development Authority Multifamily Housing Revenue
  Refunding Bonds, Paradise Lakes Apts. Project, 1995 Series, 3.40% (2)             18,000,000         18,000,000
Pima County, Arizona Industrial Development Authority Revenue Bonds, Tucson
  Electric Power Project, Series 1983-A, 3.95% (1)                                   6,300,000          6,300,000
                                                                                                    -------------
                                                                                                       29,800,000
                                                                                                    -------------
ARKANSAS--0.4%
Harrison, Arkansas Industrial Development Revenue Refunding Bonds, McKesson
  Corp. Project, 4.15% (1)                                                           3,940,000          3,940,000
Jonesboro, Arkansas Industrial Development Revenue Bonds, Farr Co. Project,
  4.25% (1)                                                                            645,000            645,000
Subiaco, Arkansas Industrial Development Revenue Bonds, Cloves Gear & Products,
  Inc., 4.35% (1)                                                                      550,000            550,000
                                                                                                    -------------
                                                                                                        5,135,000
                                                                                                    -------------
CALIFORNIA--7.2%
California Health Facilities Financing Authority Revenue Bonds, Adventist
  Health System, Series B, 3.80% (1)                                                 1,000,000          1,000,000
California Health Facilities Financing Authority Revenue Bonds, Kaiser
  Permanente Medical Center Project, Series B, 3.90% (1)                             3,000,000          3,000,000
California Health Facilities Financing Authority Revenue Refunding Bonds,
  Memorial Health Services Project, 4% (1)                                           1,200,000          1,200,000
California Health Facilities Financing Revenue Bonds, Huntington Memorial
  Hospital, 3.75% (1)                                                                1,900,000          1,900,000
California Health Facilities Financing Revenue Bonds, Pooled Loan Program,
  Series B, FGIC Insured, 4.05% (1)                                                    500,000            500,000
California Health Facilities Financing Revenue Bonds, Santa Barbara Cottage
  Project, Series C, 3.80% (1)                                                       6,300,000          6,300,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
CALIFORNIA (CONTINUED)
California Health Facilities Financing Revenue Bonds, Scripps Memorial
  Hospital, Series A, MBIA Insured, 4.05% (1)                                      $   500,000       $   500,000
California Higher Education Loan Authority Student Loan Revenue Refunding
  Bonds, Series 1987A, 4.35%, 5/1/96 (3)                                            13,750,000        13,750,804
California Higher Education Loan Authority Student Loan Revenue Refunding
  Bonds, Series 1992A-2, 4.35%, 5/1/96 (3)                                          14,000,000        14,000,819
California Housing Finance Agency Home Mtg. Revenue Bonds, Series 1995-E, FGIC
  Insured, 4.60%, 2/1/96 (3)                                                         4,000,000         4,000,000
California Pollution Control Financing Authority Revenue Bonds, Chevron USA,
  Inc. Project, 4.50%, 5/15/96 (3)                                                   1,800,000         1,803,797
California Pollution Control Financing Authority Solid Waste Disposal Revenue
  Bonds, Western Waste Industries, Series A, 4.25% (1)                               3,000,000         3,000,000
California State General Obligation Bonds, Series A-3, MBIA Insured, 4.35% (1)         500,000           500,000
California State Revenue Anticipation Wts., Series C, FGIC Insured, 5.75%,
  4/25/96                                                                              400,000           403,869
California Statewide Communities Development Authority Apt. Development Revenue
  Refunding Bonds, Series 1995A, 3.75% (1)                                           1,560,000         1,560,000
Fairfield, California Industrial Development Authority Revenue Bonds, Herman G.
  Rowland, 4.182% (1)                                                                  950,000           950,000
Huntington Park, California Redevelopment Agency Multifamily Housing Revenue
  Bonds, Casa Rita Apts., Series A, 4.30% (1)                                        1,500,000         1,500,000
Kern County, California Union High School District Certificates of
  Participation, Finance Project, 3.85% (1)                                          1,500,000         1,500,000
Los Angeles County, California Housing Authority Revenue Bonds, Park Sierra
  Project, 4.05% (1)                                                                 2,000,000         2,000,000
Los Angeles County, California Metropolitan Transportation Authority Revenue
  Anticipation Nts., Series 1995A, Swiss Bank Letter of Credit, 5%, 4/25/96         12,000,000        12,072,352
Oceanside, California Multifamily Revenue Bonds, Lakeridge Apts. Project, CCSB
  Insured, 4.30% (1)                                                                10,000,000        10,000,000
Ontario, California Multifamily Residential Mtg. Revenue Bonds, Park Centre
  Project, Series A, 3.80% (1)                                                       2,300,000         2,300,000
Orange County, California Apt. Development Revenue Refunding Bonds,
  Series A, 4.05% (1)                                                                1,000,000         1,000,000
Orange County, California Municipal Water District Refunding Certificates of
  Participation, Allen McColloch Project, Series A, 4.45% (1)                        1,000,000         1,000,000
Pittsburg, California Mtg. Obligation Gtd. Revenue Bonds, Series A, 4.30% (1)        3,300,000         3,300,000
San Bernardino County, California Housing Authority Multifamily Housing Revenue
  Refunding Bonds, Arrowview Park Apts. Project, Series A, Federal Home Loan
  Bank Letter of Credit, 4.55% (1)                                                   1,400,000         1,400,000
San Bernardino County, California Multifamily Housing Authority Revenue
  Refunding Bonds, Monterey Villas Apts. Project, Series A, 4.25% (1)                  600,000           600,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
CALIFORNIA (CONTINUED)
San Diego County, California Regional Transportation Commission Second Senior
  Sales Tax Revenue Bonds, Series A, FGIC Insured, 4.75%, 4/1/96                   $   800,000       $   804,407
San Francisco, California City & County Redevelopment Agency Multifamily
  Revenue Refunding Bonds, Fillmore Center Housing Project,
  Series A-1, 3.90% (1)                                                                500,000           500,000
Southern California Public Power Authority Sub. Revenue Refunding Bonds,
  Southern Transmission Project, AMBAC Insured, 3.90% (1)                            2,000,000         2,000,000
Visalia, California Certificates of Participation, Visalia Convention Center
  Expansion Project, 4.70% (1)                                                         400,000           400,000
                                                                                                    -------------
                                                                                                      94,746,048
                                                                                                    -------------
COLORADO--5.9%
Arapahoe County, Colorado Capital Improvement Trust Fund Highway Revenue Bonds,
  E-470 Project, Series E, 4.45%, 8/31/95 (3)                                       20,000,000        20,001,447
Arapahoe County, Colorado Capital Improvement Trust Fund Highway Revenue Bonds,
  E-470 Project, Series G, 4.45%, 8/31/95 (3)                                        5,015,000         5,015,000
Arapahoe County, Colorado Multifamily Revenue Refunding Bonds, Hunters Run
  Rental Housing, 4.30% (1)                                                         25,600,000        25,600,000
Aurora, Colorado Industrial Development Revenue Refunding Bonds, La Quinta
  Motor Inns, 4.25% (1)                                                              3,000,000         3,000,000
Colorado Health Facilities Authority Revenue Bonds, Sisters of Charity Project,
  Series S, 4.20% (1)                                                                4,400,000         4,400,000
Westminster, Colorado Multifamily Revenue Bonds, Wexford Station Apts., Series
  A, CCSB Insured, 4.875%, 12/1/95 (3)                                              17,095,000        17,095,000
Wheat Ridge, Colorado Industrial Development Revenue Refunding Bonds, La Quinta
  Motor Inns, 4.25% (1)                                                              2,275,000         2,275,000
                                                                                                    -------------
                                                                                                      77,386,447
                                                                                                    -------------
CONNECTICUT--0.5%
Connecticut State Special Assessment Unemployment Compensation Advance Funding
  Revenue Bonds, Series B, 4.20% (1)(2)                                              6,100,000         6,100,000
                                                                                                    -------------
DELAWARE--0.5%
Sussex County, Delaware Economic Development Revenue Bonds, Route 113 LP
  Project, 3.95% (1)                                                                 6,000,000         6,000,000
                                                                                                    -------------
FLORIDA--7.3%
Dade County, Florida Industrial Development Authority Pollution Control Revenue
  Refunding Bonds, Florida Power & Light Co. Project, 4.30% (1)                      2,235,000         2,235,000
Dade County, Florida School District General Obligation Bonds, Series A, 4.25%
  (1)                                                                                2,000,000         2,000,000
Dade County, Florida School District General Obligation Bonds, Series B, 4.25%
  (1)                                                                                2,000,000         2,000,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
FLORIDA (CONTINUED)
Dade County, Florida School District General Obligation School Improvement
  Bonds, FGIC Insured, 7%, 8/1/95                                                  $ 2,000,000       $ 2,004,588
Dade County, Florida Water & Sewer System Revenue Bonds, FGIC Insured,
  4.20% (1)                                                                         14,400,000        14,400,000
Escambia County, Florida Health Facilities Authority Revenue Refunding Bonds,
  Florida Convertible Centers Project, Series A, 4.05% (1)                           1,400,000         1,400,000
Florida State Board of Education Public Education Capital Outlay Refunding
  Bonds, Series A, 4.188% (1)                                                       13,230,000        13,230,000
Hillsborough County, Florida Industrial Development Authority Pollution Control
  Revenue Bonds, Tampa Electric Co. Project, 5.40% (1)                              17,975,000        17,975,000
Jacksonville, Florida Electric Authority Revenue Refunding Bonds, St. John's
  River Power Park System Project, Series 11, 5%, 10/1/95                            2,575,000         2,583,137
Jacksonville, Florida Pollution Control Revenue Bonds, Florida Power & Light
  Co. Project, 4.05%, 12/4/95 (3)                                                    5,000,000         5,000,000
Jacksonville, Florida Pollution Control Revenue Refunding Bonds, Florida Power
  & Light Co. Project, 4.05%, 12/4/95 (3)                                           10,510,000        10,510,000
Orange County, Florida Housing Finance Authority Revenue Refunding Bonds,
  Monterey Multifamily Housing Project, Series B, 4.30% (1)                          4,965,000         4,965,000
Putnam County, Florida Development Authority Pollution Control Revenue Bonds,
  National Rural Utilities-Seminole Electric Project, Series H-4, 4.30%,
  9/15/95 (3)                                                                       10,000,000        10,000,000
Putnam County, Florida Development Authority Pollution Control Revenue
  Refunding Bonds, Seminole Electric Co-op, Series D, 3.40%, 12/15/95 (3)            8,565,000         8,565,000
                                                                                                    -------------
                                                                                                      96,867,725
                                                                                                    -------------
GEORGIA--3.9%
Burke County, Georgia Development Authority Pollution Control Revenue Bonds,
  Oglethorpe Power Corp., Series A, 3.652% (1)                                      27,940,000        27,940,000
De Kalb County, Georgia Housing Authority Apts. Development Revenue Refunding
  Bonds, Winter Peachtree Project, 4.30% (1)                                         5,000,000         5,000,000
Floyd County, Georgia Development Authority Pollution Control Revenue Refunding
  Bonds, Inland-Rome, Inc. Project, 4.35% (1)                                        4,735,000         4,735,000
Georgia State General Obligation Bonds, Series 1995B, 4.30% (1)                     12,000,000        12,000,000
Newton County, Georgia Industrial Development Authority Revenue Refunding
  Bonds, John H. Harland Co. Project, 4.20% (1)                                      1,000,000         1,000,000
                                                                                                    -------------
                                                                                                      50,675,000
                                                                                                    -------------
HAWAII--0.2%
Hawaii State Department of Budget & Finance Special Purpose Mtg. Revenue Bonds,
  Kuakini Medical Center Project, FGIC Insured, 4% (1)                               2,900,000         2,900,000
                                                                                                     -----------

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
ILLINOIS--10.8%
Centralia City, Illinois Industrial Development Revenue Bonds, Consolidated
  Foods Corp./Hollywood Brands, Inc., 4.15% (1)                                    $ 5,500,000      $  5,500,000
Chicago, Illinois General Obligation Tender Nts., Series A, 4.60%, 10/31/95
  (3)                                                                               15,300,000        15,300,000
Elk Grove Village, Illinois Industrial Development Revenue Bonds, La Quinta
  Motor Inns, Inc., 3.95% (1)                                                        3,700,000         3,700,000
Illinois Development Finance Authority Pollution Control Revenue Bonds, Diamond
  Star Motors Co. Project, 4.60% (1)                                                12,700,000        12,700,000
Illinois Development Finance Authority Pollution Control Revenue Bonds,
  Illinois Power Co. Project, Series C, 3.90%, 8/3/95 (3)                            4,000,000         4,000,000
Illinois Development Finance Authority Revenue Bonds, Latin School of Chicago
  Project, 3.60% (1)                                                                 9,000,000         9,000,000
Illinois Educational Facilities Authority Revenue Bonds, National-Louis
  University, 4.05% (1)                                                              6,500,000         6,500,000
Illinois Health Facilities Authority Revenue Bonds, Lake Forest Hospital
  Project, 4.50% (1)                                                                13,000,000        13,000,000
Lakemoor Village, Illinois Multifamily Housing Mtg. Revenue Bonds, Lakemoor
  Apts. Project, 5%, 3/1/96 (3)                                                      4,832,000         4,832,000
Lakemoor Village, Illinois Multifamily Housing Mtg. Revenue Bonds, Lakemoor
  Apts. Project, 5.25%, 3/1/96 (3)                                                  15,000,000        15,000,000
Oakbrook Terrace, Illinois Multifamily Housing Mtg. Revenue Bonds, 5.25%,
  3/1/96 (3)                                                                        35,000,000        35,033,652
Oakbrook Terrace, Illinois Multifamily Housing Mtg. Revenue Bonds, Renaissance
  Project, Series 1985A, 4.75%, 4/1/96 (3)                                          14,000,000        14,000,000
West Chicago, Illinois Industrial Development Revenue Refunding Bonds, Liquid
  Container Project, 4.25% (1)                                                       3,810,000         3,810,000
                                                                                                    -------------
                                                                                                     142,375,652
                                                                                                    -------------
INDIANA--4.1%
Crawfordsville, Indiana Economic Development Revenue Refunding Bonds, Pedcor
  Investments-Shady Knoll I Apts. Project, 4.30% (1)                                 3,475,000         3,475,000
Gary, Indiana Industrial Environmental Improvement Revenue Bonds, U.S. Steel
  Corp. Project, 3.60% (1)                                                           1,000,000         1,000,000
Hobart, Indiana Economic Development Revenue Refunding Bonds, MMM Invest, Inc.
  Project, 4.20% (1)                                                                 2,220,000         2,220,000
Indiana Bond Bank, Advance Funding Program Nts., Series A-2, 5.75%, 1/10/96         12,530,000        12,577,218
Indiana Health Facilities Finance Authority Revenue Bonds, Cardinal Center
  Project, 4.313% (1)                                                                3,000,000         3,000,000
Indiana State Development Finance Authority Economic Development Revenue Bonds,
  Saroyan Hardwoods, Inc., 4.35% (1)                                                 2,300,000         2,300,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
INDIANA (CONTINUED)
Indianapolis, Indiana Local Public Improvement Bond Bank Nts., Series F, 5.25%,
  7/14/95                                                                          $18,850,000       $18,852,606
Indianapolis, Indiana Local Public Improvement Bond Bank Nts., Series G, 5.25%,
  7/14/95                                                                            2,675,000         2,675,370
Marion County, Indiana Hospital Authority Hospital Facility Revenue Bonds,
  Indianapolis Osteopathic, 4.313% (1)                                               4,100,000         4,100,000
St. Joseph County, Indiana Hospital Authority Special Obligation Bonds, Madison
  Center, Inc. Project, 4.41% (1)                                                    3,000,000         3,000,000
St. Joseph County, Indiana Industrial Educational Facilities Revenue Bonds,
  Holy Cross College, 4.20% (1)                                                      1,000,000         1,000,000
                                                                                                    -------------
                                                                                                      54,200,194
                                                                                                    -------------
IOWA--1.8%
Des Moines, Iowa Commercial Development Revenue Bonds, Series A, 4.10% ((1))         6,900,000         6,900,000
Iowa School Corp. Warrant Certificates, Series B, CGIC Insured, 5.75%, 2/1/96       15,000,000        15,107,100
Mason City, Iowa Industrial Development Revenue Bonds, SuperValu Stores, Inc.
  Project, 4.30% (1)                                                                 2,000,000         2,000,000
                                                                                                    -------------
                                                                                                      24,007,100
                                                                                                    -------------
KANSAS--0.6%
Kansas City, Kansas Private Activity Revenue Refunding Bonds, Inland Container
  Corp., 4.35% (1)                                                                   5,200,000         5,200,000
Olathe, Kansas Industrial Revenue Refunding Bonds, William F. Bieber Project,
  5.60% (1)                                                                          1,925,000         1,925,000
Ottawa, Kansas Industrial Development Revenue Bonds, Laich Industries Project,
  4.35% (1)                                                                            800,000           800,000
                                                                                                    -------------
                                                                                                       7,925,000
                                                                                                    -------------
KENTUCKY--0.1%
Jamestown, Kentucky Industrial Building Revenue Bonds, Union Underwear Co.,
  4.25% (1)                                                                          1,000,000         1,000,000
                                                                                                    -------------
LOUISIANA--0.2%
East Baton Rouge Parish, Louisiana Industrial Development Board Revenue
  Refunding Bonds, La Quinta Motor Inns, Inc., 4.25% (1)                             2,625,000         2,625,000
                                                                                                    -------------
MARYLAND--4.1%
Hartford County, Maryland Revenue Refunding Bonds, 1001 Participation Facility
  Project, 3.95% (1)                                                                 2,850,000         2,850,000
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds,
  Carroll General Pooled Loan Program, Series A, 4.20% (1)                           1,555,000         1,555,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
MARYLAND (CONTINUED)
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds,
  University of Maryland Pooled Loan Program, Series B, 3.95% (1)                  $ 1,285,000       $  1,285,000
Montgomery County, Maryland Consolidated Public Improvement General Obligation
  Bonds, Series A, 5.20%, 10/1/95                                                    5,000,000         5,005,000
Montgomery County, Maryland Multifamily Housing Opportunities Commission
  Revenue Bonds, Grosvenor House Project, Series A, 3.95% (1)                       19,700,000        19,700,000
Montgomery County, Maryland Multifamily Housing Opportunities Commission
  Revenue Bonds, Issue A, 4.15% (1)                                                 15,800,000        15,800,000
Worcester County, Maryland Revenue Refunding Bonds, White Marlin Mall Project,
  3.95% (1)                                                                          8,250,000         8,250,000
                                                                                                    -------------
                                                                                                      54,445,000
                                                                                                    -------------
MASSACHUSETTS--2.7%
Massachusetts Bay Transportation Authority Tax-Exempt Commercial Paper, 3.50%,
  9/8/95 (3)                                                                        12,000,000        12,000,000
Massachusetts State Commonwealth General Obligation Bonds, Series C, 4.056% (1)     15,400,000        15,400,000
Massachusetts State Housing Finance Agency Single Family Housing Revenue Bonds,
  Series 34, FGIC Insured, 4.15%, 6/1/96 (3)                                         2,750,000         2,750,000
Massachusetts State Housing Finance Agency Single Family Housing Revenue Bonds,
  Series 35, FGIC Insured, 4.10%, 6/1/96 (3)                                         5,000,000         5,000,000
Massachusetts State Industrial Finance Agency Revenue Bonds, Hazen Paper, 4.48%
  (1)                                                                                  400,000           400,000
North Andover Town, Massachusetts Industrial Revenue Bonds, Atlee-Oak Realty
  Trust of Delaware, Inc., 4.48% (1)                                                   450,000           450,000
                                                                                                    -------------
                                                                                                      36,000,000
                                                                                                    -------------
MICHIGAN--4.8%
Madison Heights, Michigan Economic Development Revenue Bonds, Red Roof Inns
  Project, 4.15% (1)                                                                 1,000,000         1,000,000
Michigan State Full Faith & Credit General Obligation Nts., 5%, 9/29/95             60,000,000        60,130,222
Michigan State Job Development Authority Revenue Bonds, East Lansing Residence
  Associates Project, 4% (1)                                                         1,900,000         1,900,000
                                                                                                    -------------
                                                                                                      63,030,222
                                                                                                    -------------
MINNESOTA--4.6%
Anoka, Minnesota Multifamily Housing Revenue Bonds, Walker Plaza, Series B,
  4.10% (1)                                                                          1,950,000         1,950,000
Austin, Minnesota Industrial Development Revenue Refunding Bonds, SuperValu
  Stores, Inc. Project, 4.30% (1)                                                    4,600,000         4,600,000
Bloomington, Minnesota Port Authority Tax Revenue Refunding Bonds, Mall of
  America Project, Series C, FSA Insured, 4.15% (1)                                  8,300,000         8,300,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
MINNESOTA (CONTINUED)
Burnsville, Minnesota Commercial Development Revenue Bonds, SuperValu Stores,
  Inc. Project, Series 83, 4.30% (1)                                               $5,500,000        $ 5,500,000
Dakota County, Minnesota Housing & Redevelopment Multifamily Mtg. Revenue
  Bonds, Westwood Ridge Rental Housing Project, Series A, 4.10% (1)                 2,500,000          2,500,000
Eden Prairie, Minnesota Commercial Development Revenue Refunding Bonds,
  Lakeview Business Center, 4.10% (1)                                               1,200,000          1,200,000
Eden Prairie, Minnesota Industrial Development Revenue Bonds, SuperValu Stores,
  Inc. Project, 4.30% (1)                                                           1,000,000          1,000,000
Maplewood, Minnesota Revenue Bonds, 5.58% (1)                                       1,145,000          1,145,000
Minneapolis, Minnesota Commercial Development Revenue Refunding
  Bonds, Minnehaha/Lake Partners Project, 4.15% (1)                                 2,750,000          2,750,000
Minneapolis, Minnesota Housing Development Revenue Refunding Bonds, One Ten
  Grant Project, 3.645% (1)                                                         3,000,000          3,000,000
New Ulm, Minnesota Hospital Facilities Revenue Bonds, Health Center Systems,
  4.25% (1)                                                                         2,500,000          2,500,000
North Suburban Hospital District, Minnesota Revenue Bonds, Anoka & Ramsey
  Counties Hospital Health Center, 4.25% (1)                                        3,400,000          3,400,000
Southern Minnesota Municipal Power Agency Power Supply Systems Revenue Bonds,
  Prerefunded, Series A, 9.50%, 1/1/96 (3)                                          1,700,000          1,775,767
St. Paul, Minnesota Port Authority Parking Revenue Refunding Bonds, City
  Walking Ramp Project, 4.10%, (1)                                                  2,410,000          2,410,000
St. Paul, Minnesota Port Authority Tax Increment Revenue Bonds, Westgate Office
  & Industrial Center Project, 4.10% (1)                                            5,500,000          5,500,000
Stillwater, Minnesota Industrial Development Revenue Refunding Bonds, SuperValu
  Stores, Inc. Project, 4.30% (1)                                                   5,500,000          5,500,000
Western Minnesota Municipal Power Agency Revenue Refunding Bonds, Prerefunded,
  Series 1985A, 9.50%, 1/1/96 (3)                                                   7,000,000          7,310,178
                                                                                                    -------------
                                                                                                      60,340,945
                                                                                                    -------------
MISSOURI--0.5%
St. Charles County, Missouri Industrial Development Revenue Refunding Bonds,
  Remington Apts. Project, 4.30% (1)                                                6,300,000          6,300,000
                                                                                                    -------------
MONTANA--0.1%
Great Falls, Montana Industrial Development Revenue Refunding Bonds, SuperValu
  Stores, Inc. Project, 4.30% (1)                                                   1,000,000          1,000,000
                                                                                                    -------------
NEBRASKA--0.6%
Nebraska Investment Finance Authority Single Family Mtg. Revenue Refunding
  Bonds, GNMA Mtg. Series B, FGIC Insured, 4.75%, 7/15/95 (3)                       4,765,000          4,765,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
NEBRASKA (CONTINUED)
Norfolk, Nebraska Industrial Development Revenue Refunding Bonds, SuperValu
  Stores, Inc. Project, 4.30% (1)                                                  $ 2,800,000       $ 2,800,000
                                                                                                    -------------
                                                                                                       7,565,000
                                                                                                    -------------
NEVADA--1.9%
Nevada State General Obligation Bonds, Colorado River Commission, 3.85% (1)         25,000,000        25,000,000
                                                                                                    -------------
NEW JERSEY--0.7%
New Jersey Economic Development Authority Manufacturing Facilities Revenue
  Bonds, VPR Commerce Center Project, 4.20% (1)                                      3,750,000         3,750,000
New Jersey State General Obligation Revenue Refunding Bonds, 7.90%, 8/1/95           5,000,000         5,013,189
                                                                                                    -------------
                                                                                                       8,763,189
                                                                                                    -------------
NEW MEXICO--0.8%
Albuquerque, New Mexico Airport Revenue Refunding Bonds, Sub. Lien, AMBAC
  Insured, 2.55% (1)                                                                11,000,000        11,000,000
                                                                                                    -------------
NEW YORK--3.3%
Albany County, New York General Obligation Revenue Refunding Bonds, South Mall
  Construction Project, Series A, FGIC Insured, 4.30%, 4/1/96                        1,000,000         1,001,490
Babylon, New York General Obligation Bonds, Series B, AMBAC Insured, 3.95% (1)         700,000           700,000
City of New York Development Corp. Mtg. Revenue Bonds, Columbus Multi-
  family Project, Series A, 4% (1)                                                   2,700,000         2,700,000
City of New York Housing Development Corp. Mtg. Revenue Bonds, East 96th Street
  Project, Series A, 3.75% (1)                                                         400,000           400,000
City of New York Housing Development Corp. Mtg. Revenue Bonds, Multifamily-
  James Tower Development, Series A, 3.85% (1)                                       3,000,000         3,000,000
City of New York Trust Cultural Resources Revenue Refunding Bonds, American
  Museum of Natural History, Series A, MBIA Insured, 3.95% (1)                       2,400,000         2,400,000
City of New York Trust Cultural Resources Revenue Refunding Bonds, American
  Museum of Natural History, Series B, MBIA Insured, 3.95% (1)                         900,000           900,000
Erie County, New York General Obligation Revenue Anticipation Nts., 4.75%,
  8/15/95                                                                            1,800,000         1,799,938
Erie County, New York Water Authority Revenue Bonds, Series A, AMBAC Insured,
  4% (1)                                                                             1,000,000         1,000,000
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue
  Refunding Bonds, General Electric Co. Project, Series A, 3.95%, 9/8/95 (3)           800,000           800,000
New York State Job Development Authority Gtd. Revenue Bonds, 1984 Series E-1 to
  E-55, 3.60% (1)                                                                      355,000           355,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
NEW YORK (CONTINUED)
New York State Job Development Authority Gtd. Revenue Bonds, 1984 Series F-1 to
  F-17, 3.60% (1)                                                                  $  160,000        $   160,000
New York State Job Development Authority Gtd. Revenue Bonds, Series C-1 to
  C-30, 4.60% (1)                                                                     895,000            895,000
New York State Job Development Authority Gtd. Revenue Bonds, Special Purpose,
  Series C-1, 3.70% (1)                                                               815,000            815,000
New York State Local Government Assistance Corp. Revenue Bonds, Series A,
  3.70% (1)                                                                           700,000            700,000
New York State Medical Care Facilities Finance Agency Revenue Bonds, Mt. Sinai
  Hospital Project, Prerefunded, Series C, FHA Insured, 8.875%, 1/15/96 (3)         3,000,000          3,131,324
New York State Medical Care Facilities Finance Agency Revenue Bonds, St. Mary's
  Hospital-Private Insurance Program, Prerefunded, AMBAC Insured, 8.375%,
  11/1/95 (3)                                                                       3,300,000          3,401,546
New York State Urban Development Corp. Correctional Facilities Revenue Bonds,
  Prerefunded, Series B, 8%, 1/1/96 (3)                                             8,300,000          8,609,396
New York State Urban Development Corp. Revenue Refunding Bonds, Prerefunded,
  8%, 1/1/96 (3)                                                                    6,500,000          6,723,139
North Hempstead, New York Solid Waste Management Authority Revenue Refunding
  Bonds, Series A, 3.75% (1)                                                          700,000            700,000
Suffolk County, New York Industrial Development Agency Revenue Bonds,
  Nissequogue Cogen Partners Project, 4.30% (1)                                       700,000            700,000
Triborough Bridge & Tunnel Authority of New York Revenue Bonds, FGIC Insured,
  3.75% (1)                                                                         2,000,000          2,000,000
                                                                                                    -------------
                                                                                                      42,891,833
                                                                                                    -------------
NORTH CAROLINA--0.9%
North Carolina National Bank Pooled Tax-Exempt Trust Certificates of
  Participation, Series 1990A, 4.50% (1)                                            8,080,000          8,080,000
North Carolina National Bank Pooled Tax-Exempt Trust Certificates of
  Participation, Series 1990B, 4.50% (1)                                            4,500,000          4,500,000
                                                                                                    -------------
                                                                                                      12,580,000
                                                                                                    -------------
NORTH DAKOTA--0.2%
Bismarck, North Dakota Industrial Development Revenue Bonds, SuperValu Stores,
  Inc. Project, 4.30% (1)                                                           1,500,000          1,500,000
Bismarck, North Dakota Industrial Development Revenue Refunding Bonds,
  SuperValu Stores, Inc. Project, 4.30% (1)                                           800,000            800,000
                                                                                                    -------------
                                                                                                       2,300,000
                                                                                                    -------------
OHIO--5.4%
Cuyahoga County, Ohio Industrial Development Revenue Bonds, Southwest LP,
  4.70%, 12/1/95 (3)                                                                  500,000            500,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
OHIO (CONTINUED)
Gallia County, Ohio Industrial Development Mtg. Revenue Refunding Bonds,
  Jackson Pike Assn., 3.85%, 12/15/95 (3)                                          $ 1,750,000       $ 1,750,000
Greene County, Ohio Industrial Development Revenue Refunding Bonds, SuperValu
  Holdings, Inc. Project, 4.30% (1)                                                  1,000,000         1,000,000
Licking County, Ohio Industrial Development Revenue Bonds, Power Industries,
  Inc. Project, 4.20%, 12/1/95 (3)                                                     315,000           315,000
Lucas County, Ohio Industrial Development Revenue Refunding Bonds, H.H. Motel,
  Inc. Project, 4.20% (1)                                                            3,905,000         3,905,000
Marion County, Ohio Hospital Revenue Bonds, Pooled Lease Program, 4.20% (1)          6,960,000         6,960,000
Marion County, Ohio Hospital Revenue Bonds, Pooled Lease Program, 4.25%,
  11/1/95 (3)                                                                        9,150,000         9,150,000
Miami Valley, Ohio Tax-Exempt Mtg. Trust Revenue Bonds, Series 86, 4.88%,
  10/15/95 (3)                                                                       2,835,000         2,835,000
Ohio State Air Quality Development Authority Pollution Control Revenue
  Refunding Bonds, Series B, 4.95%, 10/4/95 (3)                                      4,655,000         4,655,000
Ohio State Water Development Authority Pollution Control Facilities Revenue
  Refunding Bonds, Duquesne Light Co., Series A, 4.95%, 10/4/95 (3)                 33,955,000        33,955,000
Scioto County, Ohio Health Care Facilities Revenue Bonds, Hill View Retirement
  Center, 4.20%, 12/1/95 (3)                                                         2,895,000         2,895,000
Warren County, Ohio Industrial Development Revenue Refunding Bonds, Liquid
  Container Project, 4.25% (1)                                                       1,670,000         1,670,000
Whitehall, Ohio Industrial Development Revenue Refunding Bonds, First Mtg.
  Continental Commercial, 4.70%, 8/1/95 (3)                                          1,590,000         1,590,000
                                                                                                    -------------
                                                                                                      71,180,000
                                                                                                    -------------
OKLAHOMA--0.9%
Claremore, Oklahoma Industrial & Redevelopment Authority Revenue Refunding
  Bonds, Worthington Cylinder Project, 4.25% (1)                                     2,370,000         2,370,000
Cleveland County, Oklahoma Public Facilities Revenue Bonds, Hunt Development
  Project, Series A, 4.55% (1)                                                       1,000,000         1,000,000
Mid-West Tax-Exempt Mtg. Board Trust Revenue Bonds, 3.85% (1)                        1,635,000         1,635,000
Tulsa, Oklahoma Industrial Authority Revenue Bonds, 4.15% (1)                        6,500,000         6,500,000
                                                                                                    -------------
                                                                                                      11,505,000
                                                                                                    -------------
OREGON--2.2%
Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Kaiser
  Permanente Medical Center Project, 4.20%, 10/1/95 (3)                              2,300,000         2,300,000
Hillsboro, Oregon Revenue Bonds, Oregon Graduate Institute, 4.20% (1)                7,000,000         7,000,000
Klamath Falls, Oregon Electric Revenue Bonds, Salt Caves Hydroelectric Project,
  Series D, 4.40%, 5/1/96(3)                                                        16,000,000        16,000,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
OREGON (CONTINUED)
Oregon State Economic & Industrial Development Commission Revenue Bonds,
  Eagel-Picher Industries Project, 4.80% (1)                                       $ 3,600,000       $ 3,600,000
                                                                                                    -------------
                                                                                                      28,900,000
                                                                                                    -------------
PENNSYLVANIA--1.2%
Commonwealth of Pennsylvania Tax-Exempt Mtg. Bond Trust Certificates, Series A,
  4.50%, 11/1/95 (3)                                                                 3,470,000         3,470,000
Littlestown, Pennsylvania Industrial Development Authority Revenue Refunding
  Bonds, Hanover House Industries Project, 4.20% (1)                                 3,000,000         3,000,000
Montgomery County, Pennsylvania Industrial Development Authority Revenue Bonds,
  Quaker Chemical Corp. Project, 3.90% (1)                                           1,600,000         1,600,000
Philadelphia, Pennsylvania Authority for Industrial Development Revenue Bonds,
  Commercial Development, 1100 Walnut St. Assn., 3.90% (1)                           7,400,000         7,400,000
                                                                                                    -------------
                                                                                                      15,470,000
                                                                                                    -------------
SOUTH CAROLINA--2.0%
Charleston Center Tax-Exempt Bonds, Grantor Trust No. 2, 4.30%, 11/1/95 (3)          4,407,500         4,407,500
Charleston Center Tax-Exempt Bonds, Grantor Trust No. 3, 4.80%, 7/1/95 (3)           9,452,500         9,452,500
Charleston Center Tax-Exempt Bonds, Grantor Trust No. 6, 4.35%, 10/1/95 (3)          8,075,000         8,075,000
Dorchester County, South Carolina Pollution Control Facilities Revenue
  Refunding Bonds, The BOC Group, Inc. Project, 4.15% (1)                            3,500,000         3,500,000
South Carolina Jobs & Economic Development Authority Revenue Bonds, Wellman
  Income Project, 4.25% (1)                                                          1,000,000         1,000,000
                                                                                                    -------------
                                                                                                      26,435,000
                                                                                                    -------------
SOUTH DAKOTA--2.7%
Grant County, South Dakota Pollution Control Revenue Refunding Bonds, Otter
  Tail Power Co. Project, 4.15% (1)                                                 10,400,000        10,400,000
South Dakota State Health & Educational Bonds, Sioux Valley Hospital
  Issue, 4.15% (1)                                                                  20,600,000        20,600,000
Watertown, South Dakota Industrial Development Revenue Bonds, SuperValu Stores,
  Inc. Project, 4.30% (1)                                                            3,900,000         3,900,000
                                                                                                    -------------
                                                                                                      34,900,000
                                                                                                    -------------
TENNESSEE--2.4%
Clarksville, Tennessee Public Building Authority Revenue Bonds, Pooled
  Financing-Tennessee Municipal Bond Fund, 4.20% (1)                                12,000,000        12,000,000
Covington, Tennessee Industrial Development Board, Charms Co. Project, 4.10%
  (1)                                                                                4,100,000         4,100,000
Dayton, Tennessee Industrial Development Board Revenue Refunding Bonds,
  La-Z Boy Chair Co. Project, 4.15% (1)                                              4,350,000         4,350,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
TENNESSEE (CONTINUED)
Knox County, Tennessee Industrial Development Board Revenue Bonds, Weisgarber
  Partners, FGIC Insured, 4.10% (1)                                                $ 3,000,000      $  3,000,000
Metropolitan Government of Nashville & Davidson County, Tennessee Health &
  Educational Facilities Board Revenue Bonds, Vanderbilt University Project,
  Series 1985B, 4.35%, 5/1/96 (3)                                                    2,250,000         2,250,000
Metropolitan Government of Nashville & Davidson County, Tennessee Health &
  Educational Facilities Board Revenue Bonds, Vanderbilt University Project,
  Series 85A, 5.10%, 1/15/96 (3)                                                     1,000,000         1,000,000
Metropolitan Government of Nashville & Davidson County, Tennessee Health &
  Educational Facilities Board Revenue Bonds, Vanderbilt University Project,
  Series 85A, 5.10%, 1/15/96 (3)                                                       700,000           700,000
Metropolitan Government of Nashville & Davidson County, Tennessee Multifamily
  Housing Revenue Bonds, Arbor Crest Project, Series B, 4.20% (1)                    3,550,000         3,550,000
Rutherford County, Tennessee Industrial Development Board Industrial Building
  Revenue Bonds, Derby Industries, Inc. Project, 4.35% (1)                           1,000,000         1,000,000
                                                                                                    -------------
                                                                                                      31,950,000
                                                                                                    -------------
TEXAS--9.0%
Angelina & Neches River Authority Texas Pollution Control Revenue Refunding
  Bonds, Temple-Inland Forest Project, 4.35% (1)                                     7,350,000         7,350,000
Austin, Texas Travis & Williamson Counties Combined Utility Systems Tax-Exempt
  Commercial Paper, Swiss Bank Insured, 4.20%, 10/5/95 (3)                           8,200,000         8,200,000
Harris County, Texas Custodial Receipts, Series A, 3.65% (1)                         5,000,000         5,000,000
Hockley County, Texas Industrial Development Corp. Pollution Control Revenue
  Bonds, Amoco Project-Standard Oil Co., 4.75%, 9/1/95 (3)                          20,000,000        20,011,993
Lower Neches Valley Authority Texas Revenue Bonds, Chevron USA, Inc. Project,
  4.45%, 8/15/95 (3)                                                                 9,400,000         9,400,000
Texas State Tax & Revenue Anticipation Nts., 5%, 8/31/95                            60,050,000        60,075,386
Texas Water Resource Finance Authority Revenue Bonds, Series 1989, 7%, 8/15/95       4,455,000         4,469,129
Travis County, Texas Housing Finance Corp. Multifamily Housing Revenue Bonds,
  Bent Oaks Apts., 4.665% (1)                                                        4,400,000         4,400,000
                                                                                                    -------------
                                                                                                     118,906,508
                                                                                                    -------------
UTAH--1.3%
Intermountain Power Agency of Utah Power Supply Revenue Refunding Bonds,
  Series E, 3.85%, 6/17/96 (3)                                                       2,100,000         2,100,000
Intermountain Power Agency of Utah Power Supply Revenue Refunding Bonds,
  Series F, 4.15%, 9/15/95 (3)                                                       5,500,000         5,500,000

Centennial Tax Exempt Trust

                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
UTAH (CONTINUED)
Utah State Housing Finance Agency Multifamily Housing Revenue Refunding Bonds,
  Candlestick Apts. Project, 4.15% (1)                                             $ 6,400,000       $ 6,400,000
Weber County, Utah Industrial Development Revenue Refunding Bonds, Parker
  Properties, Inc. Project, 3.90% (1)                                                2,600,000         2,600,000
                                                                                                    -------------
                                                                                                      16,600,000
                                                                                                    -------------
VERMONT--0.4%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds,
  Middlebury College Project, Series 1988A, 4.35%, 5/1/96 (3)                        3,500,000         3,500,000
Vermont Industrial Development Authority Revenue Bonds, Sherburne Corp.,
  4.48% (1)                                                                          1,885,000         1,885,000
                                                                                                    -------------
                                                                                                       5,385,000
                                                                                                    -------------
VIRGINIA--0.8%
Roanoke, Virginia Industrial Development Authority Hospital Revenue Bonds,
  Roanoke Memorial Hospital Project, Series A, 4.50% (1)                               100,000           100,000
Virginia State Housing Development Authority Commonwealth Mtg. Bonds, Series D,
  4.12%, 9/12/95 (3)                                                                 4,000,000         4,000,140
Virginia State Housing Development Authority Commonwealth Mtg. Bonds, Series F,
  4.12%, 9/12/95 (3)                                                                 7,000,000         7,000,244
                                                                                                    -------------
                                                                                                      11,100,384
                                                                                                    -------------
WASHINGTON--1.4%
Port Longview, Washington Industrial Development Revenue Bonds, Longview Fibre
  Co. Project, 4.10% (1)                                                             2,500,000         2,500,000
Redmond, Washington Public Corp. Industrial Revenue Refunding Bonds, Genie
  Industries, Lot 1, 4.25% (1)                                                       1,100,000         1,100,000
Redmond, Washington Public Corp. Industrial Revenue Refunding Bonds, Genie
  Industries, Lot 2, 4.25% (1)                                                       1,770,000         1,770,000
Seattle, Washington Industrial Development Corp. Revenue Bonds, RICS LP,
  4.30% (1)                                                                          5,700,000         5,700,000
Washington State Housing Finance Commission Non-profit Housing Revenue Bonds,
  Horizon House Project, 3.80% (1)                                                   4,505,000         4,505,000
Washington State Housing Finance Commission Single Family Program Bonds, FGIC
  Insured, 4.10%, 6/1/96 (3)                                                         2,500,000         2,500,000
                                                                                                    -------------
                                                                                                      18,075,000
                                                                                                    -------------
WEST VIRGINIA--1.9%
Grant County, West Virginia Pollution Control Revenue Bonds, Virginia Electric
  & Power Co. Project, Series 1994, 3.80%, 9/13/95 (3)                              19,500,000        19,500,000
Harrison County, West Virginia Industrial Development Revenue Refunding Bonds,
  Fox Grocery Co. Project, 4.25% (1)                                                 4,140,000         4,140,000

Centennial Tax Exempt Trust


                                                                                      Face       Amortized Cost
                                                                                     Amount        See Note 1
                                                                                    ----------   ---------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)
WEST VIRGINIA (CONTINUED)
West Virginia School Building Authority Capital Improvement Revenue Bonds,
   MBIA Insured, 5%, 7/1/95                                                          $1,795,000     $   1,795,000
                                                                                                    -------------
                                                                                                       25,435,000
                                                                                                    -------------
Total Investments, at Amortized Cost                                                      103.3%    1,357,731,247
Liabilities in Excess of Other Assets                                                      (3.3)      (42,810,270)
                                                                                          -----     -------------
Net Assets                                                                                100.0%   $1,314,920,977
                                                                                          =====     =============

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1995. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. When-issued security to be delivered and settled after June 30, 1995.

3. Put obligation redeemable at full face value on the date reported.


See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1995
Centennial Tax Exempt Trust

ASSETS:
Investments, at amortized cost--see accompanying statement                       $1,357,731,247
Cash                                                                                  2,477,832
Receivables:
 Interest                                                                            12,804,526
 Shares of beneficial interest sold                                                  33,622,017
Other                                                                                   279,760
                                                                                    -----------
  Total assets                                                                    1,406,915,382
                                                                                    -----------

LIABILITIES:
Payables and other liabilities:
 Investments purchased                                                               71,707,195
 Shares of beneficial interest redeemed                                              18,068,864
 Dividends                                                                            1,906,239
 Service plan fees--Note 3                                                              120,368
 Transfer and shareholder servicing agent fees--Note 3                                   23,467
 Trustees' fees                                                                           1,113
 Other                                                                                  167,159
                                                                                    -----------
  Total liabilities                                                                  91,994,405
                                                                                    -----------

NET ASSETS                                                                       $1,314,920,977
                                                                                    ===========

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                  $1,314,882,597
Accumulated net realized gain from investment transactions                               38,380
                                                                                    -----------
NET ASSETS -- applicable to 1,314,898,565 shares of beneficial interest
  outstanding                                                                    $1,314,920,977
                                                                                    ===========

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                            $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1995
Centennial Tax Exempt Trust

INVESTMENT INCOME:
Interest                                                $43,517,674

EXPENSES:
Management fees -- Note 3                                 5,050,991
Service plan fees -- Note 3                               2,246,219
Transfer and shareholder servicing agent
  fees -- Note 3                                            579,024
Registration and filing fees                                166,390
Shareholder reports                                          77,337
Legal and auditing fees                                      42,350
Trustees' fees and expenses                                  19,421
Custodian fees and expenses                                  12,774
Other                                                        50,383
                                                         ----------
 Total expenses                                           8,244,889
                                                         ----------

NET INVESTMENT INCOME                                    35,272,785

NET REALIZED GAIN ON INVESTMENTS                             69,768
                                                         ----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                            $35,342,553
                                                         ==========

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Centennial Tax Exempt Trust

                                                                      Year Ended June 30,
                                                              --------------------------------
                                                                    1995             1994
                                                              ---------------   --------------
OPERATIONS:
Net investment income                                         $   35,272,785    $   19,775,488
Net realized gain on investments                                      69,768             2,423
                                                              --------------    --------------
 Net increase in net assets resulting from operations             35,342,553        19,777,911

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                      (35,284,282)      (19,846,407)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets resulting from beneficial interest
  transactions--Note 2                                           275,476,883        58,297,214
                                                              --------------    --------------

NET ASSETS
Total increase                                                   275,535,154        58,228,718
Beginning of period                                            1,039,385,823       981,157,105
                                                              --------------    --------------
End of period                                                 $1,314,920,977    $1,039,385,823
                                                              ==============    ==============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Tax Exempt Trust



                                                           Year Ended June 30,                             SIX MONTHS    YEAR ENDED
                                  ----------------------------------------------------------------------  ENDED JUNE 30, DECEMBER 31
                                  1995     1994    1993    1992    1991    1990    1989    1988    1987        1986        1985
                                  -----    -----   -----   -----   -----   -----   -----   -----   -----  ------------   -----------
PER SHARE OPERATING DATA:
Net asset value, beginning of
  period                         $ 1.00   $ 1.00  $1.00   $1.00   $1.00   $1.00   $1.00  $1.00  $1.00        $1.00         $1.00
Income from investment
  operations--net investment
  income and net realized gain
  on investments                    .03      .02    .02     .03     .04     .05     .05    .04    .04          .02           .05
Dividends and distributions to
  shareholders                     (.03)    (.02)  (.02)   (.03)   (.04)   (.05)   (.05)  (.04)  (.04)        (.02)         (.05)
                                  -----    ---- -  ----   -----    ----    ----   -----   ----   ----         ----         ----
Net asset value, end of period   $ 1.00   $ 1.00  $1.00   $1.00   $1.00   $1.00   $1.00  $1.00  $1.00        $1.00         $1.00
                                 ======   ======  =====   =====   =====   =====   =====
=====  =====        =====         =====

TOTAL RETURN, AT NET ASSET
  VALUE(1)                         3.17%    1.90%  2.19%   3.55%   5.09%   5.70%   5.55%  4.35%  3.83%        2.25%
    5.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)                      $1,315   $1,039  $ 981   $ 917    $787   $ 575   $ 486  $ 518  $ 459        $ 469         $ 212
Average net assets (in
  millions)                      $1,127   $1,057  $ 977   $ 900    $711   $ 561   $ 504  $ 485  $ 522        $ 385         $ 154
Number of shares outstanding at
  end of period (in millions)     1,315    1,039    981     917     787     575     486    518    459          469           212
Ratios to average net assets:
 Net investment income             3.13%    1.87%  2.08%   3.40%   4.84%   5.44%   5.45%  4.30%  3.71%        4.34%(2)
   4.59%
 Expenses                           .73%     .76%   .76%    .75%    .77%    .79%    .78%   .78%   .79%         .82%(2)      .82%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

2. Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial Tax Exempt Trust

1. SIGNIFICANT ACCOUNTING POLICIES


  Centennial Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of Oppenheimer Management Corporation (OMC). The following is a summary of significant accounting policies consistently followed by the Trust.

  Investment Valuation--Portfolio securities are valued on the basis of amortized cost, which approximates market value.

  Federal Taxes--The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

  Distributions to Shareholders--The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

  Other--Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

2. SHARES OF BENEFICIAL INTEREST

  The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                  Year Ended June 30, 1995         Year Ended June 30, 1994
                                 ----------------------------   ------------------------------
                                   Shares          Amount          Shares          Amount
                                 ------------    ------------    ------------   --------------
Sold                           3,745,799,353 $ 3,745,799,210   3,351,917,791   $ 3,351,918,751
Dividends and distributions
  reinvested                      33,490,524      33,490,524      19,299,307        19,299,307
Issued in connection with
  the acquisition of
  Oppenheimer Tax-Exempt
  Cash Reserves-- Note 4          31,152,605      31,152,738        --                --
Redeemed                      (3,534,964,703) (3,534,965,589) (3,312,920,844)   (3,312,920,844)
                              --------------   --------------  --------------   ---------------
 Net increase                    275,477,779 $   275,476,883      58,296,254   $    58,297,214
                              ==============    =============  ==============
===============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of .50% on the first $250 million of average annual net assets with a reduction of .025% on each $250 million thereafter to $1.5 billion,

Centennial Tax Exempt Trust

 .35% on the next $500 million of net assets and .325% on net assets in excess of $2 billion. Until Trust net assets reach $1.5 billion, the annual fee payable to the Manager will be reduced by $100,000. The Manager has agreed to assume Trust expenses (with specified exceptions) in excess of the most stringent state regulatory limit on Trust expenses.

  Shareholder Services, Inc. (SSI), a subsidiary of OMC, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

  Under an approved service plan, the Trust may expend up to .20% of its net assets annually to reimburse Centennial Asset Management Corporation, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions. During the year ended June 30, 1995, the Trust paid $13,658 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

4. ACQUISITION OF OPPENHEIMER TAX-EXEMPT CASH RESERVES

  On July 22, 1994, the Trust acquired all of the net assets of Oppenheimer Tax-Exempt Cash Reserves (OTECR), pursuant to an Agreement and Plan of Reorganization approved by the OTECR shareholders on July 12, 1994. The Trust issued 31,152,605 shares of beneficial interest, valued at $31,152,738, in exchange for the net assets, resulting in combined net assets of $1,086,765,782 on July 22, 1994. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

Exhibit A
DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

      Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

      MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

      MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

      A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

      S&P's ratings for Municipal Notes due in three years or less are:

      SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2:  Satisfactory capacity to pay principal and interest.

      S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

      F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

      F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

      Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

      A1: Obligations supported by the highest capacity for timely repayment.

      A1: Obligations supported by a very strong capacity for timely repayment.

      A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

      TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

      TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

      Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

      Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's: Bonds (including municipal bonds) are rated as follows:

      AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

      AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

      AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

      AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

      AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

      A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

      A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

      A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

Exhibit B

AUTOMATIC WITHDRAWAL PLAN PROVISIONS

      By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

      1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

      2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

      3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

      4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

      5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

      6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

      7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

      8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

      9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

      11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Exhibit C

TAX EXEMPT/TAX EQUIVALENT YIELDS

 The equivalent yield table below compares tax-free income with taxable income under Federal income tax rates effective in 1995. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax, and that state income tax payments are fully deductible for Federal income tax purposes. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index.

Example: Assuming a 4.0% tax-free yield, the equivalent taxable yield would be 6.25% for a person in the 36% tax bracket.

                                                Centennial Tax Exempt Trust Yield of:
Federal                        Effective        1.5%        2.0%        2.5%
Taxable                        Tax              Is Approximately Equivalent To a
Income                         Bracket          Taxable Yield of:

JOINT RETURN
------------
Over             Not over
----             --------
$      0         $ 39,000      15.0%            1.76%       2.35%       2.94%
$ 39,000         $ 94,250      28.0%            2.08%       2.78%       3.47%
$ 94,250         $143,600      31.0%            2.17%       2.90%       3.62%
$143,600         $256,500      36.0%            2.34%       3.13%       3.91%
$256,500 and above               39.6%          2.48%       3.31%       4.14%


SINGLE RETURN
-------------
Over             Not over
----             --------
$      0         $ 23,350      15.0%            1.76%       2.35%       2.94%
$ 23,350         $ 56,550      28.0%            2.08%       2.78%       3.47%
$ 56,550         $117,950      31.0%            2.17%       2.90%       3.62%
$117,950         $256,500      36.0%            2.34%       3.13%       3.91%
$256,500 and above             39.6%            2.48%       3.31%       4.14%



                                                Centennial Tax Exempt Trust Yield of:
Federal                        Effective     3.0%      3.5%         4.0%        4.5%
Taxable                        Tax          Is Approximately Equivalent To a
Income                         Bracket      Taxable Yield of:

JOINT RETURN
------------

Over             Not over
----             --------
$      0         $ 39,000      15.0%        3.53%       4.12%        4.71%      5.29%
$ 39,000         $ 94,250      28.0%        4.17%       4.86%        5.56%      6.25%
$ 94,250         $143,600      31.0%        4.35%       5.07%        5.80%      6.52%
$143,600         $256,500      36.0%        4.69%       5.47%        6.25%      7.03%
$256,500                       39.6%        4.97%       5.79%        6.62%      7.45%

SINGLE RETURN
-------------

Over             Not over
----             --------

$      0         $ 23,350      15.0%        3.53%       4.12%        4.71%      5.29%
$ 23,350         $ 56,550      28.0%        4.17%       4.86%        5.56%      6.25%
$ 56,550         $117,950      31.0%        4.35%       5.07%        5.80%      6.52%
$117,950         $256,500      36.0%        4.69%       5.47%        6.25%      7.03%
$256,500                       39.6%        4.97%       5.79%        6.62%      7.45%

Investment Adviser and Distributor
Centennial Asset Management Corporation
3410 South Galena Street
Denver, Colorado 80231

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
The Colorado State Bank Building
1600 Broadway - Suite 1850
Denver, Colorado 80202